UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21457

Name of Fund: BlackRock Allocation Target Shares

Series C Portfolio

Series M Portfolio

Series P Portfolio

Series S Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation Target Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2013

Date of reporting period: 03/31/2013

Item 1 –	Report to Stockholders

MARCH 31, 2013

ANNUAL REPORT

BlackRock

BlackRock Allocation Target Shares

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Dear Shareholder

Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, concerns about Europe’s debt crisis dominated the markets as political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced it would purchase unlimited amounts of short term sovereign bonds to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the nation’s deficit. Worries that bipartisan gridlock would preclude a timely budget deal triggered high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although the postponement of decisions relating to spending cuts and the debt ceiling left some lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally in risk assets. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction as yields).

However, bond markets regained strength in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its monetary easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term changes in the central bank’s policy stance. Improving labor market data and rising home prices pushed US stocks higher at the end of the period, with major indices reaching new all-time highs. Outside the United States, equity prices weakened in the final two months of the period due to a resurgence of macro risk out of Europe. Italy’s February presidential election ended in a stalemate, further propagating the ongoing theme of political instability in the eurozone. In March, a severe banking crisis in Cyprus underscored the fragility of the broader European banking system.

For the 6- and 12-month periods ended March 31, 2013, US and international stocks and high yield bonds posted strong gains, while emerging market equities lagged as the pace of global growth failed to impress investors. US Treasury yields were highly volatile over the past 12 months. While remaining relatively low from a historical standpoint, yields began inching higher in the later part of the period, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Markets have always been unpredictable, but that does not mean investors can delay taking action. At BlackRock, we believe it’s time for a different approach to investing. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. People everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	10.19%	13.96%
US small cap equities (Russell 2000® Index)	14.48	16.30
International equities (MSCI Europe, Australasia, Far East Index)	12.04	11.25
Emerging market equities (MSCI Emerging Markets Index)	3.87	1.96
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(0.55)	6.19
US investment grade bonds (Barclays US Aggregate Bond Index)	0.09	3.77
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.26	5.82
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.28	13.08

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2013	Series C Portfolio

Investment Objective

Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

  How did the Fund perform?

—

For the 12-month period ended March 31, 2013, the Fund outperformed its benchmark, the Barclays US Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

  What factors influenced performance?

—

The leading contributor to Fund performance was security selection within the Fund’s corporate bond allocation across the industrials, financials and utilities sectors. The Fund’s overweight exposures to capital securities and high yield debt had a positive impact on returns, as did an overweight exposure to the industrials sector.

—

Detracting from performance relative to the benchmark index were the Fund’s underweight allocations to foreign government debt and supranationals (multinational foreign government obligations). An overweight allocation to the utilities sector also had a negative impact. Within capital securities, security selection hurt relative results.

  Describe recent portfolio activity.

—

During the 12-month period, the Fund maintained an overweight allocation in financials, focused largely in the insurance space. Within financials, the Fund pared down exposure to banks as spreads continued

to tighten in the middle of the period and added back to this position at wider spreads later in the period. In industrials, the Fund maintained underweights in the cyclical and non-cyclical consumer segments as well as the energy and technology space. Fund management remained cautious and highly selective within the industrials sector due to increasing risks relating to leveraged buy-out and re-leveraging activity. The Fund maintained an overweight in utilities, favoring the natural gas pipeline and electric industries where cash flows tend to be more dependable than other industries. Also during the period, the Fund maintained an underweight to foreign agency and government debt and a neutral weight in municipal bonds.

—

With respect to maturities, the Fund favored bonds on the short end as well as the very long end of the yield curve. A similar approach to credit quality resulted in overweights to lower-rated investment grade issues and cross-over names (bonds that have the potential to be upgraded to investment grade) while also maintaining an allocation to US Treasuries.

  Describe portfolio positioning at period end.

—

The Fund ended the period with a neutral duration stance relative to the Barclays US Credit Index. The Fund was overweight in financials, utilities and industrials and underweight in non-corporate issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	88%
Taxable Municipal Bonds	4
Preferred Securities	3
Foreign Government Obligations	2
Foreign Agency Obligations	2
U.S. Treasury Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	1%
AA/Aa	10
A	42
BBB/Baa	45
BB/Ba	2

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Series C Portfolio

Total Return Based on a $10,000 Investment

[1]     The Fund is non-diversified and will primarily invest in corporate bonds, notes and debentures, asset-backed securities, commercial and residential mortgage-backed securities, obligations of non-US governments and supra-national organizations which are chartered to promote economic development, collateralized mortgage obligations, US Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements. The Fund may only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality.

[2]     An unmanaged index that includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

[3]     Commencement of operations.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	Since Inception[5]
Series C Portfolio	1.45%	8.53%	7.82%	6.32%
Barclays US Credit Index	0.86	7.00	7.52	5.94

[4]	See “About Fund Performance” on page 12 for a detailed description of performance related information.

[5]	The Fund commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]
Series C Portfolio	$1,000.00	$1,014.50	$0.10	$0.00	$1,000.00	$1,024.83	$0.10	$1,024.93	$0.00

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.02%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[8]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	5

Fund Summary as of March 31, 2013	Series M Portfolio

Investment Objective

Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—

For the 12-month period ended March 31, 2013, the Fund outperformed its benchmark, the Barclays MBS Index. Shares of the Fund can be purchased or held only by, or on behalf, of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts..

What factors influenced performance?

—

The largest contributor to performance was the Fund’s exposure to commercial mortgage-backed securities (“CMBS”), which are not represented in the benchmark index. CMBS benefited from supportive monetary policy from the US Federal Reserve as well as continued investor demand for yield during the period. Within agency mortgage-backed securities (“MBS”), security selection and tactical coupon trading while managing prepayment risk had a positive impact on performance.

—

Relative to the benchmark index, the Fund’s underweight to agency MBS during the first half of the period hindered returns as the sector performed well amid anticipation and the ultimate announcement of additional monetary stimulus from the US Federal Reserve in the form of an agency MBS purchase program. More recently, increased exposure to the sector detracted from performance as the sector declined due to fears that the US Federal Reserve may end its agency MBS purchase program earlier than expected.

—

The Fund held derivatives during the period as part of its investment strategy. Derivatives are used by the Fund primarily as a means to hedge and/or take outright views on interest rate movements. During the period, the use of financial futures contracts had a positive impact on performance.

Describe recent portfolio activity.

—

During the 12-month period, the Fund traded exposure across agency MBS coupons while managing prepayment risk, which generally meant tactical trading within middle coupons and overweighting extremely high-coupon issues that exhibited slow and stable prepayment activity. More recently, the Fund increased its allocation to agency MBS by adding exposure to lower-coupon issues where the US Federal Reserve was making its purchases. Outside of the government-related space, the Fund maintained exposure to the more liquid, high-quality issues within CMBS, which offered attractive carry (income). The Fund also tactically traded duration (sensitivity to interest rate movements) during the period. The Fund held cash that was committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

—

Relative to the Barclays MBS Index, as of period end, the Fund held an overweight in 30-year low coupons, including notable exposure to Fannie Mae issues. While continuing to avoid coupons that are more likely to experience accelerated prepayment activity, the Fund remained overweight in 30-year GNMA issues with very high coupons as Fund management expects that underlying borrowers in this space are less likely to refinance. The Fund also continued to maintain its out-of-index exposure to CMBS given strong demand from investors seeking yield in the low interest rate environment. The Fund ended the period with a neutral duration position relative to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	83%
Non-Agency Mortgage-Backed Securities	14
Asset-Backed Securities	2
Corporate Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	86%
AA/Aa	11
A	2
Not Rated	1

[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

6	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Series M Portfolio

Total Return Based on a $10,000 Investment

[1]     The Fund is non-diversified and will primarily invest in commercial and residential mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, US Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls. The Fund may only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality.

[2]     An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

[3]     Commencement of operations.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	Since Inception[5]
Series M Portfolio	0.44%	5.33%	6.01%	5.44%
Barclays MBS Index	(0.25)	1.97	5.15	5.20

[4]	See “About Fund Performance” on page 12 for a detailed description of performance related information.

[5]	The Fund commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]
Series M Portfolio	$1,000.00	$1,004.40	$0.05	$0.00	$1,000.00	$1,024.88	$0.05	$1,024.93	$0.00

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.01%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	7

Fund Summary as of March 31, 2013	Series P Portfolio

Investment Objective

Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark, the Barclays US Treasury 7-10 Year Bond Index.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	100%

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Allocation Target Shares: Series S Portfolio	100%

8	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Series P Portfolio

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value March 20, 2013	Ending Account Value March 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value March 20, 2013	Ending Account Value March 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
Series P Portfolio	$1,000.00	$996.00	$0.00	$1,000.00	$1,001.51	$0.00	0.00%

[1]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 11/365 (to reflect the period from March 20, 2013, the commencement of operations, to March 31, 2013). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	9

Fund Summary as of March 31, 2013	Series S Portfolio

Investment Objective

Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—

For the 12-month period ended March 31, 2013, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

—

During the period, the ongoing low-interest-rate environment drove investors to riskier asset classes in search of meaningful yields. The Fund benefited from its out-of-benchmark exposure to credit sectors, including commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), agency mortgage-backed securities (“MBS”) and nonagency residential MBS. The Fund’s positions in investment grade corporate credit also contributed positively to results.

—

The Fund’s allocation to US Treasuries had a negative impact on performance in absolute terms as these “safe haven” securities underperformed risk assets during the period. Relative to the BofA Merrill Lynch 1-3 Year Treasury Index, there were no detractors from the Fund’s performance.

Describe recent portfolio activity.

—

During the 12-month period, the Fund increased exposure to credits with terms of less than three years and moved to a bias for financials. Fund management favors financials as the sector tends to perform well in a range-bound trading environment, and the exposure also provides protection against leveraged buy-out risk. The Fund also added to positions in industrials and increased its exposure to high yield. In the securitized space, the Fund added to positions in CMBS as recent spread widening resulted in an attractive buying opportunity. The Fund reduced exposure to lower-rated subprime auto ABS given tighter spreads and less relative value in this sector. The Fund slightly increased exposure to MBS in light of the Bank of Japan’s asset purchase program, as Fund management believes a weaker yen is likely to drive Japanese investors to the US mortgage sector as an alternative to yen-denominated assets.

Describe portfolio positioning at period end.

—

As of period end, the Fund maintained its out-of-benchmark exposure to the credit sectors. Fund management believes that the liquidity being provided by the world’s major central banks combined with recent renewed signs of weakness in the US recovery is likely to support demand for credit on the short end of the yield curve. Within the securitized credit sectors, the Fund continued to favor CMBS as spreads have been moving wider as a result of heightened concerns about prepayments from loan liquidation. In ABS, the Fund held Federal Family Education Loan Program student loans and credit cards as they remained attractive options within the short-dated, high grade US consumer ABS space. The Fund also held Australian residential MBS and auto/ equipment ABS given their relative value as compared to both US and European consumer ABS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	52%
Non-Agency Mortgage-Backed Securities	23
U.S. Government Sponsored Agency Securities	10
Asset-Backed Securities	9
U.S. Treasury Obligations	4
Foreign Agency Obligations	1
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	37%
AA/Aa	9
A	23
BBB/Baa	31

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

10	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Series S Portfolio

Total Return Based on a $10,000 Investment

[1]    The Fund is non-diversified and will primarily invest in commercial and residential mortgage-backed securities, obligations of non-US governments and supra-national organizations which are chartered to promote economic development, obligations of domestic and non-US corporations, asset-backed securities, collateralized mortgage obligations, US Treasury and agency securities, derivatives, when-issued and delayed delivery securities, cash equivalent investments, repurchase agreements, reverse repurchase agreements, and dollar rolls. The Fund may only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality.

[2]    An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

[3]    Commencement of operations.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[4]

	6 Months Total Returns	1 Year	5 Years	Since Inception[5]

Series S Portfolio	1.59%	4.47%	4.81%	4.55%

BofA Merrill Lynch 1-3 Year Treasury Index	0.18	0.64	1.75	2.89

[4]	See “About Fund Performance” on page 12 for a detailed description of performance related information.

[5]	The Fund commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]

			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]

Series S Portfolio	$1,000.00	$1,015.90	$0.75	$0.00	$1,000.00	$1,024.18	$0.76	$1,024.93	$0.00

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.15%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[7]

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	11

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2012 and held through March 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	13

Schedule of Investments March 31, 2013	Series C Portfolio (Percentages shown are based on Net Assets)

Capital Trusts	Par (000)	Value

Capital Markets — 0.2%
State Street Capital Trust IV, 1.28%, 6/01/77 (a)	$1,075	$864,031

Commercial Banks — 0.1%
Wachovia Capital Trust III, 5.57% (a)(b)	225	225,788

Diversified Financial Services — 0.6%
JPMorgan Chase & Co., 7.90% (a)(b)	1,500	1,723,243
ZFS Finance USA Trust V, 6.50%, 5/09/67 (a)(c)	500	535,000

		2,258,243

Electric Utilities — 0.2%
Electricite de France SA, 5.25% (a)(b)(c)	650	645,736

Insurance — 1.3%
American International Group, Inc., 8.18%, 5/15/68 (a)	190	255,788
Lincoln National Corp., 7.00%, 5/17/66 (a)	875	896,875
MetLife, Inc., 6.40%, 12/15/66	900	984,375
New York Life Insurance Co., 6.75%, 11/15/39 (c)	600	804,750
Pacific Life Insurance Co., 9.25%, 6/15/39 (c)	605	881,063
Prudential Financial, Inc., 8.88%, 6/15/38 (a)	850	1,044,429

		4,867,280

Media — 0.3%
NBCUniversal Enterprise, Inc., 5.25% (b)(c)	1,100	1,111,110

Oil, Gas & Consumable Fuels — 0.4%
Enterprise Products Operating LLC, 7.03%, 1/15/68 (a)	1,090	1,264,400

Total Capital Trusts — 3.1%		11,236,588

Corporate Bonds

Aerospace & Defense — 1.2%
Northrop Grumman Systems Corp., 7.88%, 3/01/26	1,000	1,384,663
United Technologies Corp.:
1.80%, 6/01/17	820	845,819
6.05%, 6/01/36	450	578,006
4.50%, 6/01/42	1,665	1,774,670

		4,583,158

Air Freight & Logistics — 0.3%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (c)	953	963,493

Automobiles — 1.5%
Daimler Finance North America LLC:
2.30%, 1/09/15 (c)	800	817,509
1.25%, 1/11/16 (c)	2,300	2,307,877
Ford Motor Co., 7.45%, 7/16/31	1,144	1,446,835

Corporate Bonds	Par (000)	Value

Volkswagen International Finance NV, 1.63%, 3/22/15 (c)	$850	$860,685

		5,432,906

Beverages — 0.7%
Anheuser-Busch InBev Worldwide, Inc.:
1.38%, 7/15/17	1,350	1,361,240
2.50%, 7/15/22	1,100	1,081,219

		2,442,459

Biotechnology — 0.8%
Amgen, Inc.:
1.88%, 11/15/14	1,975	2,013,969
5.38%, 5/15/43	1,020	1,134,688

		3,148,657

Capital Markets — 4.5%
Ameriprise Financial, Inc., 5.30%, 3/15/20	325	386,623
Credit Suisse AG/Guernsey, 1.63%, 3/06/15 (c)	370	377,136
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13	3,525	3,611,391
6.25%, 9/01/17	635	745,894
6.15%, 4/01/18	875	1,031,071
5.75%, 1/24/22	20	23,254
3.63%, 1/22/23	1,430	1,440,057
6.25%, 2/01/41	725	861,557
Morgan Stanley:
0.78%, 10/15/15 (a)	2,050	2,015,988
6.25%, 8/28/17	885	1,029,951
7.30%, 5/13/19	1,625	2,010,903
5.63%, 9/23/19	265	304,718
5.75%, 1/25/21	100	115,559
5.50%, 7/28/21	935	1,071,891
3.75%, 2/25/23	1,050	1,061,325
UBS AG, 2.25%, 1/28/14	655	663,732

		16,751,050

Chemicals — 0.5%
The Dow Chemical Co., 5.25%, 11/15/41	575	614,669
Ecolab, Inc., 5.50%, 12/08/41	250	287,376
LyondellBasell Industries NV, 5.00%, 4/15/19	700	791,000

		1,693,045

Commercial Banks — 6.4%
Associated Banc-Corp., 5.13%, 3/28/16	1,490	1,629,349
Barclays Bank Plc, 5.14%, 10/14/20	1,500	1,609,315
BNP Paribas SA, 3.25%, 3/03/23	950	923,310
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/09/22	425	427,907
HSBC Bank USA, N.A., 4.63%, 4/01/14	5,500	5,707,625
HSBC Holdings Plc, 6.80%, 6/01/38	1,505	1,923,565

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

GO	General Obligation Bonds	RB	Revenue Bonds
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

See Notes to Financial Statements.

14	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Schedule of Investments (continued)	Series C Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Commercial Banks (concluded)
ING Bank NV:
2.38%, 6/09/14 (c)	$850	$865,265
3.00%, 9/01/15 (c)	1,625	1,682,037
Intesa Sanpaolo SpA:
3.13%, 1/15/16	630	615,852
3.88%, 1/16/18	210	203,060
Nordea Bank AB, 2.13%, 1/14/14 (c)(d)	1,100	1,112,763
Regions Financial Corp., 5.75%, 6/15/15	550	596,805
Royal Bank of Scotland Group Plc, 5.00%, 11/12/13	3,000	3,052,500
Standard Chartered Plc, 3.95%, 1/11/23 (c)	975	971,041
Wells Fargo & Co.:
3.68%, 6/15/16 (e)	300	324,394
3.50%, 3/08/22	1,500	1,576,497
3.45%, 2/13/23	405	407,722

		23,629,007

Commercial Services & Supplies — 0.8%
The ADT Corp.:
2.25%, 7/15/17 (c)	400	401,541
3.50%, 7/15/22 (c)	950	947,054
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)	1,575	1,751,483

		3,100,078

Communications Equipment — 0.2%
Brocade Communications Systems, Inc., 6.88%, 1/15/20	725	793,875

Computers & Peripherals — 0.1%
Hewlett-Packard Co., 2.63%, 12/09/14	545	558,765

Consumer Finance — 1.9%
Capital One Financial Corp.:
2.15%, 3/23/15	2,900	2,959,470
1.00%, 11/06/15	475	473,233
Discover Financial Services, 3.85%, 11/21/22	650	669,037
SLM Corp.:
5.00%, 10/01/13	1,075	1,093,813
3.88%, 9/10/15	1,700	1,770,190

		6,965,743

Diversified Financial Services — 10.9%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20	1,000	1,058,476
Bank of America Corp.:
6.50%, 8/01/16	3,330	3,835,101
5.63%, 10/14/16	325	366,101
5.75%, 12/01/17	1,755	2,029,935
3.30%, 1/11/23	975	961,408
BP Capital Markets Plc, 3.13%, 10/01/15	2,875	3,035,655
Citigroup, Inc.:
5.50%, 10/15/14	4,050	4,321,735
4.75%, 5/19/15	785	842,055
5.30%, 1/07/16	768	849,181
4.45%, 1/10/17	1,675	1,844,068
6.00%, 10/31/33	100	111,517
6.13%, 8/25/36	100	114,353
CME Group Index Services LLC, 4.40%, 3/15/18 (c)	1,700	1,918,304
Ford Motor Credit Co. LLC:
2.75%, 5/15/15	2,350	2,398,795
8.13%, 1/15/20	1,400	1,767,658
General Electric Capital Corp.:
6.75%, 3/15/32	1,075	1,368,361
6.15%, 8/07/37	715	863,164
HSBC Finance Corp., 6.68%, 1/15/21	1,100	1,301,670

Corporate Bonds	Par (000)	Value

Diversified Financial Services (concluded)
Iberdrola Finance Ireland Ltd., 3.80%, 9/11/14 (c)	$750	$772,260
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	825	882,750
JPMorgan Chase & Co.:
6.00%, 1/15/18	2,150	2,554,957
6.30%, 4/23/19	1,035	1,264,160
3.25%, 9/23/22	3,750	3,744,210
Merrill Lynch & Co., Inc., 6.05%, 5/16/16	1,350	1,500,904
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 (c)	612	645,052

		40,351,830

Diversified Telecommunication Services — 2.9%
AT&T Inc.:
6.50%, 9/01/37	877	1,075,474
4.30%, 12/15/42 (c)	14	13,044
British Telecommunications Plc, 1.41%, 12/20/13 (a)	1,075	1,083,417
Deutsche Telekom International Finance BV, 3.13%, 4/11/16 (c)	950	1,002,550
Qwest Corp., 7.50%, 10/01/14	1,075	1,171,711
Telecom Italia Capital SA:
5.25%, 11/15/13	1,360	1,388,346
7.20%, 7/18/36	194	193,319
7.72%, 6/04/38	194	201,942
Telefonica Emisiones SAU, 7.05%, 6/20/36	700	751,449
Telefonica Moviles Chile SA, 2.88%, 11/09/15 (c)	1,375	1,404,077
Verizon Communications, Inc.:
6.25%, 4/01/37	850	1,006,847
3.85%, 11/01/42	425	367,579
Verizon Global Funding Corp., 7.75%, 12/01/30	750	1,024,580

		10,684,335

Electric Utilities — 6.8%
Allegheny Energy Supply Co. LLC, 5.75%, 10/15/19 (c)	1,150	1,335,981
American Transmission Systems, Inc., 5.25%, 1/15/22 (c)	400	463,697
Carolina Power & Light Co., 6.30%, 4/01/38	750	995,123
The Cleveland Electric Illuminating Co., 5.65%, 12/15/13	450	465,198
Duke Energy Carolinas LLC, 5.25%, 1/15/18	450	533,200
Duke Energy Corp., 3.35%, 4/01/15	1,700	1,782,282
E.ON International Finance BV, 5.80%, 4/30/18 (c)	1,100	1,314,225
Exelon Generation Co. LLC, 4.25%, 6/15/22	521	548,175
Florida Power & Light Co., 5.95%, 2/01/38	1,075	1,396,897
Great Plains Energy, Inc., 5.29%, 6/15/22 (e)	745	845,498
Jersey Central Power & Light Co., 5.65%, 6/01/17	1,710	1,977,591
Kentucky Utilities Co., 5.13%, 11/01/40	375	448,607
Kiowa Power Partners LLC, 4.81%, 12/30/13 (c)	3	3,222
MidAmerican Energy Holdings Co.:
5.30%, 3/15/18	2,170	2,573,924
5.75%, 4/01/18	1,475	1,772,021
Mississippi Power Co., 4.25%, 3/15/42	400	400,655
Northern States Power Co., 6.20%, 7/01/37	725	966,946
Ohio Edison Co., 6.40%, 7/15/16	190	220,350
Ohio Power Co., 6.60%, 3/01/33	675	867,421
Oncor Electric Delivery Co. LLC:
4.10%, 6/01/22	650	709,112
5.30%, 6/01/42	1,650	1,868,935

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	15

Schedule of Investments (continued)	Series C Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Electric Utilities (concluded)
PacifiCorp, 6.00%, 1/15/39	$450	$586,985
Progress Energy, Inc.:
4.88%, 12/01/19	1,075	1,239,641
3.15%, 4/01/22	775	789,687
Southern California Edison Co., 5.35%, 7/15/35	825	984,100

		25,089,473

Energy Equipment & Services — 1.7%
Ensco Plc, 3.25%, 3/15/16	1,600	1,704,194
Halliburton Co., 7.45%, 9/15/39	320	469,678
Transocean, Inc.:
4.95%, 11/15/15	900	973,787
5.05%, 12/15/16	1,150	1,277,762
6.00%, 3/15/18	600	679,562
6.50%, 11/15/20	1,175	1,357,909

		6,462,892

Food & Staples Retailing — 1.3%
Tesco Plc, 5.50%, 11/15/17 (c)	1,840	2,148,710
Wal-Mart Stores, Inc.:
5.25%, 9/01/35	675	792,444
6.50%, 8/15/37	1,060	1,431,564
6.20%, 4/15/38	230	303,410

		4,676,128

Food Products — 1.3%
Kraft Foods Group, Inc.:
6.88%, 1/26/39	368	484,925
5.00%, 6/04/42	920	986,438
Mondelez International, Inc., 6.50%, 8/11/17	2,640	3,187,657

		4,659,020

Gas Utilities — 0.3%
Atmos Energy Corp., 8.50%, 3/15/19	800	1,079,362

Health Care Equipment & Supplies — 1.0%
Covidien International Finance SA:
1.35%, 5/29/15	800	811,518
6.00%, 10/15/17	2,300	2,759,218

		3,570,736

Health Care Providers & Services — 0.9%
Coventry Health Care, Inc., 5.45%, 6/15/21	850	1,001,769
WellPoint, Inc.:
3.30%, 1/15/23	1,275	1,292,009
6.38%, 6/15/37	375	461,443
4.63%, 5/15/42	400	401,577

		3,156,798

Independent Power Producers & Energy Traders — 0.3%
Ipalco Enterprises, Inc., 5.00%, 5/01/18	925	999,000

Industrial Conglomerates — 1.6%
Eaton Corp.:
2.75%, 11/02/22 (c)	975	969,376
4.15%, 11/02/42 (c)	375	365,626
General Electric Co., 2.70%, 10/09/22 (d)	2,725	2,725,221
Hutchison Whampoa International Ltd., 4.63%, 9/11/15 (c)	1,000	1,078,405
Tyco Electronics Group SA, 3.50%, 2/03/22	600	611,003

		5,749,631

Insurance — 5.4%
ACE INA Holdings, Inc., 2.60%, 11/23/15	625	655,220
Allied World Assurance Co. Holdings Ltd., 5.50%, 11/15/20	825	933,330

Corporate Bonds	Par (000)	Value

Insurance (concluded)
American International Group, Inc.:
4.88%, 9/15/16	$500	$556,405
3.80%, 3/22/17	900	973,867
5.45%, 5/18/17	725	830,511
5.85%, 1/16/18	1,530	1,791,042
6.40%, 12/15/20	485	600,646
4.88%, 6/01/22	210	237,571
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (c)	425	450,074
Genworth Financial, Inc., 6.52%, 5/22/18	200	227,256
ING U.S., Inc., 2.90%, 2/15/18 (c)	1,725	1,749,662
Manulife Financial Corp., 4.90%, 9/17/20	750	846,212
Massachusetts Mutual Life Insurance Co., 8.88%, 6/01/39 (c)	575	888,857
MetLife Institutional Funding II, 1.63%, 4/02/15 (c)(d)	6,000	6,098,364
Prudential Financial, Inc.:
5.70%, 12/14/36	175	200,384
6.63%, 6/21/40	1,025	1,303,746
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (c)	1,050	1,401,102

		19,744,249

Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc., 5.00%, 7/15/20	875	995,502
Life Technologies Corp.:
3.50%, 1/15/16	1,295	1,351,601
6.00%, 3/01/20	280	314,144

		2,661,247

Machinery — 0.3%
AGCO Corp., 5.88%, 12/01/21	775	839,951
Ingersoll-Rand Global Holding Co. Ltd., 6.00%, 8/15/13	220	224,387

		1,064,338

Media — 8.5%
Comcast Corp.:
5.90%, 3/15/16	955	1,092,672
4.25%, 1/15/33	375	377,482
6.50%, 11/15/35	1,375	1,751,177
6.55%, 7/01/39	500	644,018
COX Communications, Inc.:
4.63%, 6/01/13	5,000	5,034,145
8.38%, 3/01/39 (c)	625	925,853
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.50%, 3/01/16	1,950	2,070,765
3.80%, 3/15/22	1,250	1,277,714
6.38%, 3/01/41	229	256,344
Discovery Communications LLC:
3.70%, 6/01/15	1,175	1,244,830
4.88%, 4/01/43	526	538,136
Grupo Televisa SAB, 6.63%, 1/15/40	900	1,096,153
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17	1,375	1,474,687
News America, Inc.:
7.28%, 6/30/28	1,075	1,364,934
6.40%, 12/15/35	1,025	1,238,901
Omnicom Group, Inc., 4.45%, 8/15/20	999	1,086,564
TCM Sub LLC, 3.55%, 1/15/15 (c)	1,750	1,819,195
Thomson Reuters Corp., 5.95%, 7/15/13	2,300	2,335,891

See Notes to Financial Statements.

16	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Schedule of Investments (continued)	Series C Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Media (concluded)
Time Warner Cable, Inc.:
7.50%, 4/01/14	$1,425	$1,519,734
5.85%, 5/01/17	875	1,016,147
8.25%, 4/01/19	1,120	1,457,930
Time Warner, Inc., 6.25%, 3/29/41	682	806,226
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	820	873,300

		31,302,798

Metals & Mining — 1.8%
Barrick Gold Corp., 2.90%, 5/30/16	750	788,581
Freeport-McMoRan Copper & Gold, Inc.:
3.10%, 3/15/20 (c)	950	953,173
3.55%, 3/01/22	1,530	1,520,832
3.88%, 3/15/23 (c)	600	601,736
Rio Tinto Finance USA Ltd., 7.13%, 7/15/28	1,025	1,394,367
Southern Copper Corp., 6.75%, 4/16/40	450	507,313
Teck Resources Ltd., 6.25%, 7/15/41	800	846,200

		6,612,202

Multi-Utilities — 1.3%
CenterPoint Energy, Inc., 6.50%, 5/01/18	850	1,038,165
CMS Energy Corp., 5.05%, 3/15/22	968	1,114,262
NiSource Finance Corp., 5.25%, 2/15/43	440	460,996
Sempra Energy, 6.50%, 6/01/16	975	1,136,323
Virginia Electric & Power Co., 6.00%, 1/15/36	900	1,165,809

		4,915,555

Oil, Gas & Consumable Fuels — 7.0%
Anadarko Petroleum Corp.:
5.75%, 6/15/14	900	949,782
6.38%, 9/15/17	2,645	3,157,104
Canadian Natural Resources Ltd., 5.90%, 2/01/18	1,700	2,029,111
Cenovus Energy, Inc., 6.75%, 11/15/39	355	459,028
DCP Midstream LLC:
5.35%, 3/15/20 (c)	260	287,601
4.75%, 9/30/21 (c)	161	171,903
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22	485	666,687
El Paso Pipeline Partners Operating Co. LLC:
6.50%, 4/01/20	390	472,560
5.00%, 10/01/21	900	1,009,064
Energy Transfer Partners LP:
5.20%, 2/01/22	1,130	1,268,695
6.50%, 2/01/42	770	879,820
Enterprise Products Operating LLC:
3.70%, 6/01/15	500	529,272
6.45%, 9/01/40	800	988,687
5.70%, 2/15/42	490	555,973
EOG Resources, Inc., 2.50%, 2/01/16	1,000	1,045,885
Kinder Morgan Energy Partners LP:
7.30%, 8/15/33	1,400	1,791,446
5.63%, 9/01/41	250	274,363
5.00%, 3/01/43	425	431,562
Noble Holding International Ltd., 3.95%,
3/15/22	480	494,270
Pioneer Natural Resources Co.:
6.88%, 5/01/18	880	1,072,120
7.50%, 1/15/20	120	152,879
Schlumberger Norge AS, 4.20%, 1/15/21 (c)	975	1,100,443
Shell International Finance BV, 6.38%, 12/15/38	800	1,104,894
Texas Eastern Transmission LP, 2.80%, 10/15/22 (c)	1,400	1,398,944
Valero Energy Corp., 6.63%, 6/15/37	426	519,078

Corporate Bonds	Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Western Gas Partners LP, 5.38%, 6/01/21	$1,025	$1,159,328
The Williams Cos., Inc.:
7.88%, 9/01/21	550	702,781
3.70%, 1/15/23	625	620,443
7.75%, 6/15/31	186	231,744
8.75%, 3/15/32	155	208,679
Williams Partners LP, 6.30%, 4/15/40	225	261,799

		25,995,945

Paper & Forest Products — 0.7%
Celulosa Arauco y Constitucion SA, 7.25%, 7/29/19	900	1,074,379
International Paper Co., 7.95%, 6/15/18	1,150	1,480,041

		2,554,420

Pharmaceuticals — 3.8%
AbbVie, Inc.:
1.75%, 11/06/17 (c)	2,220	2,246,997
2.90%, 11/06/22 (c)	930	930,838
Actavis, Inc., 5.00%, 8/15/14	1,025	1,081,281
Allergan, Inc., 5.75%, 4/01/16	550	629,621
Express Scripts Holding Co., 2.10%, 2/12/15	775	791,721
Hospira, Inc., 5.90%, 6/15/14	1,075	1,135,845
Merck & Co., Inc., 6.55%, 9/15/37	250	344,964
Mylan, Inc., 6.00%, 11/15/18 (c)	1,780	1,954,602
Roche Holding, Inc., 6.00%, 3/01/19 (c)	1,200	1,492,438
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36	650	826,001
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	1,140	1,213,188
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	425	427,125
Wyeth LLC, 5.95%, 4/01/37	800	1,021,778

		14,096,399

Professional Services — 0.5%
The Dun & Bradstreet Corp., 3.25%,12/01/17	1,300	1,336,551
Experian Finance Plc, 2.38%, 6/15/17 (c)	600	611,810

		1,948,361

Real Estate Investment Trusts (REITs) — 3.0%
American Tower Corp.:
4.63%, 4/01/15	2,500	2,665,893
4.70%, 3/15/22	575	624,899
3.50%, 1/31/23	975	967,013
Boston Properties LP, 3.85%, 2/01/23	750	792,539
DDR Corp.:
4.75%, 4/15/18	280	309,550
7.88%, 9/01/20	350	445,012
HCP, Inc., 3.75%, 2/01/16	525	560,380
Plum Creek Timberlands LP, 4.70%, 3/15/21	875	953,071
ProLogis LP, 6.25%, 3/15/17	525	606,628
Simon Property Group LP:
1.50%, 2/01/18 (c)	725	722,470
10.35%, 4/01/19	280	404,079
2.75%, 2/01/23	480	471,473
Ventas Realty LP/Ventas Capital Corp.:
2.70%, 4/01/20	600	601,993
4.75%, 6/01/21	845	939,081

		11,064,081

Road & Rail — 1.5%
Asciano Finance Ltd., 5.00%, 4/07/18 (c)	600	658,225
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	500	599,016

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	17

Schedule of Investments (continued)	Series C Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Road & Rail (concluded)
Canadian National Railway Co., 6.25%, 8/01/34	$1,100	$1,466,148
Canadian Pacific Railway Co., 7.25%, 5/15/19	500	636,357
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50%, 7/11/14 (c)	475	482,491
3.13%, 5/11/15 (c)	1,500	1,552,031

		5,394,268

Software — 0.5%
Autodesk, Inc., 1.95%, 12/15/17	550	544,735
BMC Software, Inc., 4.25%, 2/15/22	700	706,206
Oracle Corp., 5.38%, 7/15/40	475	556,518

		1,807,459

Specialty Retail — 0.8%
QVC, Inc.:
7.50%, 10/01/19 (c)	865	955,963
7.38%, 10/15/20 (c)	310	343,234
4.38%, 3/15/23 (c)	1,700	1,718,588

		3,017,785

Tobacco — 1.7%
Altria Group, Inc.:
9.95%, 11/10/38	140	231,202
10.20%, 2/06/39	686	1,154,570
BAT International Finance Plc, 1.40%, 6/05/15 (c)	1,200	1,214,275
Imperial Tobacco Finance Plc, 2.05%, 2/11/18 (c)	950	955,966
Lorillard Tobacco Co.:
3.50%, 8/04/16	1,100	1,163,788
7.00%, 8/04/41	350	414,665
Philip Morris International, Inc., 4.13%, 3/04/43	1,000	965,767

		6,100,233

Wireless Telecommunication Services — 3.5%
Alltel Corp., 7.88%, 7/01/32	470	689,980
America Movil SAB de CV:
5.50%, 3/01/14	1,250	1,300,000
2.38%, 9/08/16	3,140	3,230,030
3.13%, 7/16/22	650	637,423
CC Holdings GS V LLC, 2.38%, 12/15/17 (c)	300	301,940
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	305	405,894
Crown Castle Towers LLC, 6.11%, 1/15/40 (c)	1,450	1,773,926
Rogers Communications, Inc., 7.50%, 3/15/15	2,125	2,394,237
Vodafone Group Plc, 5.75%, 3/15/16	2,000	2,275,214

		13,008,644

Total Corporate Bonds — 88.9%		327,829,425

Foreign Agency Obligations

Nakilat, Inc., 6.07%, 12/31/33 (c)	25	30,313
Nexen, Inc., 6.40%, 5/15/37	970	1,253,067
Petrobras International Finance Co.:
2.88%, 2/06/15	775	791,091
3.88%, 1/27/16	700	732,540
5.88%, 3/01/18	2,350	2,638,629
7.88%, 3/15/19	450	547,489

Total Foreign Agency Obligations — 1.6%		5,993,129

Foreign Government Obligations	Par (000)	Value

Colombia — 0.3%
Republic of Colombia, 2.63%, 3/15/23	$1,200	$1,152,000

Mexico — 1.1%
United Mexican States:
5.88%, 2/17/14	1,775	1,849,550
5.95%, 3/19/19	1,100	1,331,000
4.75%, 3/08/44	900	933,750

		4,114,300

Peru —0.1%
Republic of Peru, 5.63%, 11/18/50	276	330,096

Turkey — 0.3%
Republic of Turkey, 3.25%, 3/23/23	1,000	942,500

United Arab Emirates — 0.6%
Abu Dhabi Government International Bonds, 6.75%, 4/08/19	1,750	2,187,500

Total Foreign Government Obligations — 2.4%		8,726,396

Taxable Municipal Bonds	Par (000)

Chicago O’Hare International Airport RB, 6.40%, 1/01/40	1,000	1,291,150
Los Angeles Department of Water & Power RB, 6.57%, 7/01/45	2,000	2,820,880
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	2,325	3,418,261
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57	1,200	1,421,844
Port Authority of New York & New Jersey RB, 4.46%, 10/01/62	1,300	1,298,193
State of California GO:
7.30%, 10/01/39	510	710,762
7.63%, 3/01/40	150	216,023
7.60%, 11/01/40	430	627,791
State of Illinois GO, 4.42%, 1/01/15	1,100	1,157,695

Total Taxable Municipal Bonds — 3.5%		12,962,599

U.S. Government Sponsored Agency Securities

Agency Obligations — 0.2%
Fannie Mae, 1.86%, 10/09/19 (d)(f)	815	722,264

See Notes to Financial Statements.

18	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Schedule of Investments (continued)	Series C Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value

U.S. Treasury Bonds, 2.75%, 8/15/42- 11/15/42	$1,115	$1,033,892
U.S. Treasury Notes:
0.75%, 2/28/18	175	174,959
2.00%, 2/15/23	2,595	2,627,842

Total U.S. Treasury Obligations — 1.0%		3,836,693

Total Long-Term Investments
(Cost — $343,045,501) — 100.7%		371,307,094

Short-Term Securities	Shares

Dreyfus Treasury Prime, 0.00% (g)	5,604,969	5,604,969

Total Short-Term Securities
(Cost — $5,604,969) — 1.5%		5,604,969

Options Purchased	Value

(Cost — $247,826) — 0.1%	$127,077

Total Investments Before Options Written (Cost — $348,898,296) — 102.3%	377,039,140

Options Written

(Premiums Received — $136,500) — (0.0)%	(73,672)

Total Investments Net of Options Written — 102.3%	376,965,468
Liabilities in Excess of Other Assets — (2.3)%	(8,321,912)

Net Assets — 100.0%	$368,643,556

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Represents the current yield as of report date.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of March 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank AG	0.25%	11/13/12	Open	$ 722,294	$ 722,990
BNP Paribas SA	0.33%	3/01/13	Open	2,624,000	2,624,746
UBS AG	0.30%	3/07/13	Open	5,955,000	5,956,241
UBS AG	0.30%	3/07/13	Open	1,078,000	1,078,225
Total				$10,379,294	$10,382,202

—	Financial futures contracts as of March 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
116	Ultra Treasury Bonds	Chicago Board of Trade	June 2013	$18,280,875	$ (31,027)
11	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2013	$2,424,984	956
108	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2013	$13,397,906	50,414
33	U.S. Treasury Bonds (20 Year)	Chicago Board of Trade	June 2013	$4,767,469	31,467
(151)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2013	$(19,929,641)	(165,214)
Total					$(113,404)

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	19

Schedule of Investments (continued)	Series C Portfolio

—	Exchange-traded options purchased as of March 31, 2013 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Put	$125.50	8/23/13	150	32,813

—	Over-the-counter interest rate swaptions purchased as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
2-Year Interest Rate Swap	Credit Suisse Group AG	Put	0.71%	Pay	3-month LIBOR	7/01/13	$18,150	$2,575
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	2/02/17	$3,500	91,689
Total								$94,264

—	Over-the-counter interest rate swaptions written as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	2/02/17	$7,000	$(73,672)

—	Credit default swaps - buy protection outstanding as of March 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation/ (Depreciation)
News America, Inc.	1.00%	Goldman Sachs Group, Inc.	6/20/17	$3,000	$ (50,258)
CIGNA Corp.	1.00%	Goldman Sachs Group, Inc.	9/20/17	$1,200	(26,199)
General Dynamics Corp.	1.00%	Credit Suisse Group AG	9/20/17	$1,380	(4,401)
Humana, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	$1,200	(15,794)
Lockheed Martin Corp.	1.00%	Credit Suisse Group AG	9/20/17	$1,380	(12,581)
Northrop Grumman Corp.	1.00%	Credit Suisse Group AG	9/20/17	$1,165	(7,820)
Raytheon Co.	1.00%	Credit Suisse Group AG	9/20/17	$1,165	(6,020)
Viacom, Inc.	1.00%	Credit Suisse Group AG	9/20/17	$1,400	(14,676)
The Gap, Inc.	1.00%	Goldman Sachs Group, Inc.	3/20/18	$510	(5,512)
The Gap, Inc.	1.00%	BNP Paribas SA	3/20/18	$80	(380)
SLM Corp.	5.00%	JPMorgan Chase & Co.	3/20/18	$2,000	(26,156)
Darden Restaurants, Inc.	1.00%	Goldman Sachs Group, Inc.	6/20/18	$850	4,697
The Gap, Inc.	1.00%	Deutsche Bank AG	6/20/18	$387	(69)
Kohl’s Corp.	1.00%	BNP Paribas SA	6/20/18	$725	4,715
Total					$(160,454)

—	Credit default swaps - sold protection outstanding as of March 31, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Anadarko Petroleum Corp.	1.00%	Morgan Stanley	6/20/17	BBB-	$200	$ 10,508
The Interpublic Group of Cos., Inc.	1.00%	Goldman Sachs Group, Inc.	6/20/17	BB+	$3,000	87,625
Comcast Corp.	1.00%	Credit Suisse Group AG	9/20/17	A-	$1,400	29,392
UnitedHealth Group, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	A	$1,200	30,456
WellPoint, Inc.	1.00%	Goldman Sachs Group, Inc.	9/20/17	Not Rated	$1,200	20,484
Total						$178,465

[1]	Using S&P’s rating of the issuer.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

20	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Schedule of Investments (continued)	Series C Portfolio

—	Interest rate swaps outstanding as of March 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

0.44%[1]	3-month LIBOR	Chicago Mercantile	8/29/14	$7,400	$ (6,930)
0.42%[1]	3-month LIBOR	Goldman Sachs Group, Inc.	2/08/15	$6,600	(1,710)
2.51%[1]	3-month LIBOR	Credit Suisse Group AG	8/10/42	$1,000	95,987
2.71%[1]	3-month LIBOR	Credit Suisse Group AG	8/21/42	$ 200	11,189
2.97%[1]	3-month LIBOR	Deutsche Bank AG	1/31/43	$4,700	10,806
3.01%[2]	3-month LIBOR	Goldman Sachs Group, Inc.	4/02/43	$1,000	–

Total					$109,342

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

—

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	–	$371,307,094	–	$371,307,094
Short-Term Securities	$5,604,969	–	–	5,604,969
Options Purchased:
Interest Rate Contracts	32,813	94,264	–	127,077

Total	$5,637,782	$371,401,358	–	$377,039,140

[1] See above Schedule of Investments for values in each security type.

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$82,837	$117,982	–	$200,819
Credit contracts	–	187,877	–	187,877
Liabilities:
Interest rate contracts	(196,241)	(82,312)	–	(278,553)
Credit contracts	–	(169,866)	–	(169,866)

Total	$(113,404)	$53,681	–	$(59,723)

[2]

Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	21

Schedule of Investments (concluded)	Series C Portfolio

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$99,062	–	–	$99,062
Cash pledged as collateral for financial futures contracts	566,000	–	–	566,000
Cash pledged as collateral for swap contracts	30,000	–	–	30,000
Liabilities:
Reverse repurchase agreements	–	$(10,379,294)	–	(10,379,294)

Total	$695,062	$(10,379,294)	–	$(9,684,232)

There were no transfers between levels during the year ended March 31, 2013.

See Notes to Financial Statements.

22	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Schedule of Investments March 31, 2013	Series M Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

CarNow Auto Receivables Trust, Series 2012-1A, Class A, 2.09%, 1/15/15 (a)	$175	$175,008
DT Auto Owner Trust, Series 2012-1A, Class A, 1.05%, 1/15/15 (a)	268	267,853
SLM Student Loan Trust:
Series 2008-4, Class A4, 1.97%, 7/25/22 (b)	7,350	7,779,122
Series 2012-C, Class A1, 1.30%, 8/15/23 (a)(b)	1,576	1,591,585

Total Asset-Backed Securities — 3.7%		9,813,568

Corporate Bonds

Diversified Financial Services — 1.1%
Tiers Trust, Series 2012-01, 2.04%, 5/12/14 (a)(b)	3,100	3,103,875

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 1.0%
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2, 2.50%, 3/01/43 (a)	2,600	2,643,367

Commercial Mortgage-Backed Securities — 25.8%
Banc of America Large Loan Trust, Series 2010-HLTN, Class HLTN, 2.50%, 11/15/15 (a)(b)	4,122	4,144,525
Bear Stearns Commercial Mortgage Securities:
Series 2004-T16, Class A6, 4.75%, 2/13/46 (b)	7,355	7,695,809
Series 2005-PW10, Class A4, 5.41%, 12/11/40 (b)	1,000	1,101,049
Series 2007-PW17, Class A4, 5.69%, 6/11/50 (b)	10,255	11,947,588
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	500	563,819
Commercial Mortgage Asset Trust, Series 2006-C8, Class A3, 5.31%, 12/10/46	5,000	5,116,320
Credit Suisse Mortgage Capital Certificates:
Series 2006-C1, Class A3, 5.41%, 2/15/39 (b)	2,758	2,781,942
Series 2006-C4, Class A3, 5.47%, 9/15/39	5,687	6,371,505
Deutsche Bank ReREMIC Trust, Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)	1,992	1,997,405
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class A2, 5.60%, 5/10/40 (b)	2,445	2,463,454
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3, 4.57%, 8/10/42	379	378,616
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.98%, 8/10/45 (b)	8,735	9,995,198

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2005-CB12, Class A4, 4.90%, 9/12/37	$280	$302,469
Series 2006-LDP7, Class A4, 5.87%, 4/15/45 (b)	2,105	2,384,607
Series 2006-LDP9, Class A25, 5.30%, 5/15/47	3,737	3,793,496
LB-UBS Commercial Mortgage Trust:
Series 2006-C3, Class A4, 5.66%, 3/15/39 (b)	355	397,689
Series 2007-C2, Class A2, 5.30%, 2/15/40	1,090	1,091,300
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A2, 5.85%, 6/11/49 (b)	2,878	2,928,170
SMA Issuer I LLC, Series 2012-LV1, Class A, 3.50%, 8/20/25 (a)	640	643,023
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A2, 5.50%, 10/15/48	3,067	3,099,364

		69,197,348

Interest Only Commercial Mortgage-Backed Securities — 1.2%
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class XA, 1.95%, 12/10/45 (b)	8,298	1,004,448
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.85%, 12/15/45 (a)(b)	17,315	2,131,091

		3,135,539

Total Non-Agency Mortgage-Backed Securities — 28.0%		74,976,254

U.S. Government Sponsored Agency Securities

Agency Obligations — 2.7%
Fannie Mae, 3.00%, 9/16/14	7,030	7,318,026

Collateralized Mortgage Obligations — 0.1%
Freddie Mac, Series 2864, Class NA, 5.50%, 1/15/31	138	139,497

Interest Only Collateralized Mortgage Obligations — 0.3%
Fannie Mae:
Series 2011-135, Class PS, 5.85%, 4/25/41 (b)	1,983	204,794
Series 2013-20, Class IE, 4.00%, 3/25/43	981	163,315
Freddie Mac:
Series 303, Class C34, 4.50%, 12/15/40	971	135,669
Series 4035, Class IP, 4.50%, 10/15/41	1,140	123,945
Series 4076, Class SQ, 6.50%, 11/15/41 (b)	1,738	243,287

		871,010

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	23

Schedule of Investments (continued)	Series M Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities — 3.1%
Fannie Mae, Series 2012-M9, Class X1, 4.08%, 12/25/17 (b)	$18,246	$2,897,987
Freddie Mac:
Series K020, Class X1, 1.48%, 5/25/22 (b)	4,415	468,015
Series K021, Class X1, 1.51%, 6/25/22 (b)	12,079	1,334,635
Series K023, Class X1, 1.32%, 8/25/22 (b)	21,799	2,130,545
Series K024, Class X1, 0.79%, 9/25/22	3,717	250,857
Series K025, Class X1, 0.90%, 10/25/22	2,699	187,641
Series K711, Class X1, 1.71%, 7/25/19 (b)	12,084	1,095,847

		8,365,527

Mortgage-Backed Securities — 153.7%
Fannie Mae Mortgage-Backed Securities:
2.00%, 4/01/28 (c)	600	608,391
2.50%, 4/01/28 (c)	12,400	12,863,063
3.00%, 4/01/28-5/01/43 (c)	59,463	61,421,979
3.50%, 12/01/26-5/01/43 (c)	25,552	27,024,198
4.00%, 4/01/28-4/01/43 (c)	41,563	44,374,261
4.50%, 4/01/28-5/01/43 (c)	46,192	49,784,471
5.00%, 10/01/35-4/01/43 (c)	15,703	17,017,595
5.50%, 4/01/43 (c)	1,600	1,745,000
6.00%, 8/01/37-4/01/43 (c)	19,978	21,915,534
6.50%, 5/01/36-10/01/39	6,495	7,340,988
Freddie Mac Mortgage-Backed Securities:
3.00%, 3/01/43-4/01/43 (c)	19,840	20,377,395
3.04%, 5/01/36 (b)	1,050	1,125,154
3.50%, 7/01/18-4/01/43 (c)	9,077	9,555,763
4.00%, 6/01/18-4/01/43 (c)	16,065	17,074,632
4.50%, 4/01/14-4/01/43 (c)	5,738	6,118,687
5.00%, 5/01/28-5/01/43 (c)	13,533	14,555,288
5.50%, 1/01/28-4/01/43 (c)	8,050	8,720,428
6.00%, 8/01/28-4/01/43 (c)	3,970	4,343,299
Ginnie Mae Mortgage-Backed Securities:
2.50%, 4/15/43 (c)	2,400	2,382,000
3.00%, 4/15/43 (c)	3,700	3,865,156
3.50%, 9/15/42-5/15/43 (c)	27,929	29,925,493
4.00%, 10/20/40-4/15/43 (c)	5,522	5,984,261
4.50%, 8/20/40-4/15/43 (c)	13,091	14,296,681
5.00%, 7/15/33-4/15/43 (c)	10,194	11,187,171
5.50%, 7/15/38-12/20/41	4,999	5,477,320
6.50%, 4/15/43 (c)	10,900	12,439,199

		411,523,407

Total U.S. Government Sponsored Agency Securities — 159.9%		428,217,467

U.S. Treasury Obligations	Par (000)	Value

U.S. Treasury Notes, 0.63%, 9/30/17	$ 2,245	$ 2,240,616

Total U.S. Treasury Obligations — 0.8%		2,240,616

Total Long-Term Investments (Cost — $513,218,537) — 193.5%		518,351,780

Short-Term Securities	Shares

Dreyfus Treasury Prime, 0.00% (d)	59,414,767	59,414,767

Total Short-Term Securities (Cost — $59,414,767) — 22.2%		59,414,767

Total Investments Before TBA Sale Commitments (Cost — $572,633,304) — 215.7%		577,766,547

TBA Sale Commitments(c)	Par (000)

Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/28	$ 5,200	(5,394,188)
3.00%, 4/01/43	19,800	(20,421,843)
3.50%, 4/01/28-4/01/43	8,300	(8,767,124)
4.00%, 4/01/43	20,700	(22,061,892)
4.50%, 4/01/43	5,900	(6,356,328)
5.00%, 4/01/43	6,400	(6,933,000)
6.00%, 5/01/43	14,800	(16,212,781)
6.50%, 4/01/43	4,600	(5,114,625)
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/43	6,900	(7,085,438)
4.00%, 4/01/43	4,100	(4,357,531)
4.50%, 4/01/28	900	(958,184)
5.00%, 4/01/43	5,500	(5,915,078)
5.50%, 4/01/43	5,100	(5,522,941)
6.00%, 4/01/43	2,000	(2,183,360)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/43	1,800	(1,880,156)
3.50%, 4/15/43	7,600	(8,159,375)
4.00%, 4/15/43	5,200	(5,625,141)
4.50%, 4/15/43	2,100	(2,298,516)
5.00%, 4/15/43	4,500	(4,893,750)
5.50%, 4/15/43	1,600	(1,751,249)

Total TBA Sale Commitments (Proceeds — $141,643,226) — (53.0)%		(141,892,500)

Total Investments Net of TBA Sale Commitments — 162.7%		435,874,047
Liabilities in Excess of Other Assets — (62.7)%		(168,019,244)

Net Assets — 100.0%		$267,854,803

See Notes to Financial Statements.

24	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Schedule of Investments (continued)	Series M Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Citigroup, Inc.	$3,081,835	$ 29,397
Credit Suisse Group AG	$1,377,309	$ 20,067
Deutsche Bank AG	$49,610,672	$155,618
Goldman Sachs Group, Inc.	$47,708,949	$ 70,467
JPMorgan Chase & Co.	$11,787,379	$ 33,316
Merrill Lynch	$50,421,111	$220,830
Morgan Stanley	$(601,625)	$ 26,426
Nomura Securities International, Inc.	$(748,453)	$ (1,203)
Wells Fargo & Co.	$1,488,750	$ 19,922

(d)	Represents the current yield as of report date.

—	Financial futures contracts as of March 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

28	Euro Dollar Futures	Chicago Mercantile	June 2013	$6,976,900	$ (330)
28	Euro Dollar Futures	Chicago Mercantile	September 2013	$6,974,100	(480)
28	Euro Dollar Futures	Chicago Mercantile	December 2013	$6,972,000	(480)
28	Euro Dollar Futures	Chicago Mercantile	March 2014	$6,970,600	(660)
722	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2013	$159,167,157	74,183
64	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2013	$7,939,500	8,160
(233)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2013	$(30,752,359)	(210,139)
(178)	Ultra Treasury Bonds	Chicago Board of Trade	June 2013	$(28,051,688)	(94,757)
(28)	Euro Dollar Futures	Chicago Mercantile	June 2016	$(6,916,000)	(3,750)
(28)	Euro Dollar Futures	Chicago Mercantile	September 2016	$(6,904,450)	(3,845)
(28)	Euro Dollar Futures	Chicago Mercantile	December 2016	$(6,892,200)	(4,087)
(28)	Euro Dollar Futures	Chicago Mercantile	March 2017	$(6,879,950)	(4,121)

Total					$(240,306)

—	Interest rate swaps outstanding as of March 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

0.39%[1]	3-month LIBOR	Citigroup, Inc.	9/14/14	$43,000	$ (6,691)
0.38%[2]	3-month LIBOR	Citigroup, Inc.	10/03/14	$43,000	38,634
0.39%[1]	3-month LIBOR	Deutsche Bank AG	10/11/14	$45,965	(46,805)
0.36%[1]	3-month LIBOR	Deutsche Bank AG	10/19/14	$45,965	(27,540)
0.41%[2]	3-month LIBOR	Citigroup, Inc.	3/21/15	$35,830	(2,653)
0.41%[2]	3-month LIBOR	Citigroup, Inc.	3/22/15	$37,170	(742)
2.66%[1]	3-month LIBOR	Deutsche Bank AG	9/26/42	$ 4,400	300,865
2.62%[2]	3-month LIBOR	Deutsche Bank AG	12/13/42	$ 4,400	(309,053)
2.89%[1]	3-month LIBOR	Goldman Sachs Group, Inc.	1/14/43	$ 3,700	58,155
3.01%[2]	3-month LIBOR	Deutsche Bank AG	4/02/43	$ 3,600	3,881

Total					$ 8,051

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	25

Schedule of Investments (continued)	Series M Portfolio

—	Total return swaps outstanding as of March 31, 2013 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Group, Inc.	1/12/39	$220	$ (37)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Group, Inc.	1/12/39	$220	(37)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Barclays Plc	1/12/41	$584	10,786
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citigroup, Inc.	1/12/41	$781	5,292
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citigroup, Inc.	1/12/41	$195	(3,910)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase & Co.	1/12/41	$325	1,010
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citigroup, Inc.	1/12/43	$181	(41)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citigroup, Inc.	1/12/43	$181	(415)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse Group AG	1/12/43	$271	(375)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Group, Inc.	1/12/43	$181	(83)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase & Co.	1/12/43	$632	4,227
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase & Co.	1/12/43	$181	1,803

Total					$18,220

[1]	Fund pays the total return of the reference entity and receives the floating rate.
[2]	Fund pays the floating rate and receives the total return of the reference entity.

—

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$9,813,568	–	$9,813,568
Corporate Bonds	–	–	$3,103,875	3,103,875
Non-Agency Mortgage-Backed Securities	–	72,332,887	2,643,367	74,976,254
U.S. Government Sponsored Agency Securities	–	427,918,483	298,984	428,217,467
U.S. Treasury Obligations	–	2,240,616	–	2,240,616
Short-Term Securities	$59,414,767	–	–	59,414,767
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(141,892,500)	–	(141,892,500)

Total	$59,414,767	$370,413,054	$6,046,226	$435,874,047

See Notes to Financial Statements.

26	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Schedule of Investments (concluded)	Series M Portfolio

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$82,343	$424,653	–	$506,996
Liabilities:
Interest rate contracts	(322,649)	(398,382)	–	(721,031)

Total	$(240,306)	$26,271	–	$(214,035)

[1] Derivative financial instruments are swaps and financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash pledged as collateral for financial futures contracts	$794,000	–	–	$794,000
Liabilities:
Bank overdraft	–	$(210,282)	–	(210,282)

Total	$794,000	$(210,282)	–	$583,718

There were no transfers between Level 1 and Level 2 during the year ended March 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total

Assets:
Opening Balance, as of March 31, 2012	–	–	–	–
Transfers into Level 3[2]	–	–	–	–
Transfers out of Level 3[2]	–	–	–	–
Accrued discounts/premiums	$(416)	–	–	$(416)
Net realized gain	–	–	–	–
Net change in unrealized appreciation/depreciation[3]	3,361	$ (4,875)	$ (11,777)	(13,291)
Purchases	3,100,930	2,648,242	310,761	6,059,933
Sales	–	–	–	–

Closing Balance, as of March 31, 2013	$3,103,875	$2,643,367	$298,984	$6,046,226

[2] Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3] Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of March 31, 2013 was $(13,291).

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	27

Schedule of Investments March 31, 2013	Series P Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value

Fixed Income Funds — 23.8%
BlackRock Allocation Target Shares: Series S Portfolio	179,810	$1,801,700

Value

Total Affiliated Investment Companies (Cost — $1,801,700) — 23.8%	$1,801,700
Other Assets Less Liabilities — 76.2%	5,757,126

Net Assets — 100.0%	$7,558,826

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Portfolio during the period ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Purchased	Shares Held at March 31, 2013	Value at March 31, 2013	Income

BlackRock Allocation Target Shares: Series S Portfolio	179,810	179,810	$1,801,700	$554

—	Interest rate swaps outstanding as of March 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

2.02%[1]	3-month LIBOR	Barclays Bank Plc	4/03/23	$7,000	$(7,034)

[1]	Fund pays the fixed rate and receives the floating rate.

—

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
—

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

28	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Schedule of Investments (concluded)	Series P Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Affiliated Investment Companies	$1,801,700	–	–	$1,801,700

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Liabilities:
Interest rate contracts	–	$(7,034)	–	$(7,034)

1 Derivative financial instruments are swaps which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, cash of $5,490,890 is categorized as Level 1 within the disclosure hierarchy.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	29

Schedule of Investments March 31, 2013	Series S Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

AmeriCredit Automobile Receivables Trust, Series 2011-3, Class D, 4.04%, 7/10/17	$669	$709,359
Chesapeake Funding LLC, Series 2012-1A, Class A, 0.95%, 11/07/23 (a)(b)	400	401,698
Citibank Omni Master Trust, Series 2009-A14A, Class A14, 2.95%, 8/15/18 (a)(b)	697	721,504
Credit Acceptance Auto Loan Trust:
Series 2011-1, Class A, 2.61%, 3/15/19 (a)	710	721,561
Series 2012-1A, Class A, 2.20%, 9/16/19 (a)	1,150	1,165,601
DT Auto Owner Trust:
Series 2012-2A, Class A, 0.91%, 11/16/15 (a)	478	478,683
Series 2012-2A, Class B, 1.85%, 4/17/17 (a)	880	883,091
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/15 (a)	185	186,085
Series 2011-2, Class C, 2.37%, 9/15/15	240	241,352
Series 2011-2, Class D, 2.86%, 9/15/15	245	246,822
Series 2012-1, Class B, 1.10%, 1/15/16 (b)	795	797,903
Series 2012-1, Class C, 1.70%, 1/15/16 (b)	890	895,772
Series 2012-1, Class D, 2.30%, 1/15/16 (b)	500	503,031
Series 2012-4, Class C, 1.39%, 9/15/16	430	432,270
Series 2012-5, Class C, 2.14%, 9/15/19	145	145,147
Hyundai Auto Receivables Trust, Series 2012-B, Class B, 1.39%, 3/15/18	240	242,749
Motor Plc, Series 12A, Class A1C, 1.29%, 2/25/20 (a)	251	251,777
PFS Financing Corp., Series 2012-AA, Class A, 1.40%, 2/15/16 (a)(b)	1,000	1,006,532
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%, 8/15/16 (a)	722	726,912
Series 2011-S1A, Class C, 2.01%, 8/15/16 (a)	328	330,492
Santander Drive Auto Receivables Trust:
Series 2010-B, Class B, 2.10%, 9/15/14 (a)	261	261,650
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)	183	184,178
Series 2012-AA Class A3, 0.65%, 3/15/17 (a)	715	714,597
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)	555	555,896
Series 2012-1, Class C, 3.78%, 11/15/17	390	408,100
Series 2012-5, Class C, 2.70%, 8/15/18	160	166,988
Series 2012-6, Class C, 1.94%, 3/15/18	145	146,741
Series 2013-1, Class C, 1.76%, 1/15/19	280	281,970

Asset-Backed Securities	Par (000)	Value

SLC Student Loan Trust, Series 2006-A, Class A4, 0.42%, 1/15/19 (b)	$188	$188,072
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.68%, 3/15/22 (b)	439	433,113
Series 2004-10, Class A4A, 0.70%, 7/27/20 (a)(b)	101	100,794
Series 2004-B, Class A2, 0.48%, 6/15/21 (b)	634	624,271
Series 2010-C, Class A1, 1.85%, 12/15/17 (a)(b)	163	163,489
Series 2012-B, Class A1, 1.30%, 12/15/21 (a)(b)	194	195,600
Series 2012-C, Class A1, 1.30%, 8/15/23 (a)(b)	741	748,045
Series 2012-E, Class A1, 0.95%, 10/16/23 (a)(b)	253	254,461
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)	240	239,933
Series 2013-A, Class A2B, 1.25%, 5/17/27 (a)(b)	365	365,318
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 4/17/23	330	327,169

Total Asset-Backed Securities — 11.5%		17,448,726

Corporate Bonds

Air Freight & Logistics — 0.2%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (a)	278	281,367

Airlines — 0.7%
UAL Pass-Through Trust:
10.40%, 5/01/18 (c)	412	473,771
9.75%, 7/15/18 (c)	453	525,372

		999,143

Auto Components — 0.2%
Icahn Enterprises LP, 4.00%, 8/15/13 (b)(d)	320	320,800

Automobiles — 1.2%
Daimler Finance North America LLC:
1.30%, 7/31/15 (a)(e)	1,340	1,349,026
1.88%, 1/11/18 (a)	250	251,937
ERAC USA Finance LLC, 1.40%, 4/15/16 (a)	167	167,972

		1,768,935

Beverages — 0.5%
Heineken NV, 1.40%, 10/01/17 (a)	747	743,603

See Notes to Financial Statements.

30	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Schedule of Investments (continued)	Series S Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Capital Markets — 4.3%
The Goldman Sachs Group, Inc.:
6.25%, 9/01/17 (c)	$1,475	$1,732,588
5.95%, 1/18/18 (c)	3,250	3,789,185
Morgan Stanley, 3.80%, 4/29/16	734	778,718
Murray Street Investment Trust I, 4.65%, 3/09/17 (f)	140	153,090

		6,453,581

Chemicals — 2.1%
Ecolab, Inc., 1.00%, 8/09/15 (c)	582	583,538
LyondellBasell Industries NV, 5.00%, 4/15/19	510	576,300
Methanex Corp., 3.25%, 12/15/19	519	523,505
PPG Industries, Inc., 6.65%, 3/15/18	1,210	1,492,857

		3,176,200

Commercial Banks — 2.0%
ANZ New Zealand International Ltd., 1.85%, 10/15/15 (a)	340	346,782
HSBC USA, Inc., 1.63%, 1/16/18	1,000	999,069
KeyBank NA, 1.65%, 2/01/18	500	504,527
Regions Financial Corp., 4.88%, 4/26/13	505	505,757
Standard Chartered Plc, 5.50%, 11/18/14 (a)	150	160,695
Westpac Banking Corp., 1.60%, 1/12/18	590	596,658

		3,113,488

Commercial Services & Supplies — 0.8%
Aviation Capital Group Corp., 4.63%, 1/31/18 (a)	200	206,336
GATX Corp., 2.38%, 7/30/18	1,000	1,011,433

		1,217,769

Computers & Peripherals — 1.4%
Dell, Inc., 5.63%, 4/15/14	300	313,223
Hewlett-Packard Co.:
0.57%, 5/24/13 (b)	630	629,964
2.63%, 12/09/14 (c)	360	369,092
2.20%, 12/01/15	310	316,078
Lexmark International, Inc., 5.13%, 3/15/20	450	460,960

		2,089,317

Consumer Finance — 2.9%
American Express Centurion Bank, 0.88%, 11/13/15	550	549,985
American Express Credit Corp.:
1.75%, 6/12/15 (c)	350	357,623
2.75%, 9/15/15 (c)	1,005	1,050,800
Capital One Financial Corp., 6.75%, 9/15/17	1,400	1,691,397
SLM Corp., 5.00%, 10/01/13	680	691,900

		4,341,705

Diversified Financial Services — 9.6%
ABB Treasury Center USA, Inc., 2.50%,
6/15/16 (a)	385	401,478
Bank of America Corp.:
2.00%, 1/11/18	250	248,811
5.65%, 5/01/18	225	260,282
The Bear Stearns Cos. LLC, 6.40%, 10/02/17 (c)	655	781,944
Citigroup, Inc.:
5.50%, 10/15/14 (c)	660	704,283
1.25%, 1/15/16 (c)	2,370	2,367,144
4.45%, 1/10/17 (c)	420	462,393

Corporate Bonds	Par (000)	Value

Diversified Financial Services (concluded)
Ford Motor Credit Co. LLC:
12.00%, 5/15/15	$629	$759,925
8.00%, 12/15/16	1,265	1,516,593
6.63%, 8/15/17	1,115	1,300,334
2.38%, 1/16/18	500	497,075
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	250	267,500
JPMorgan Chase & Co.:
5.15%, 10/01/15 (c)	680	744,474
2.60%, 1/15/16 (c)	940	976,329
2.00%, 8/15/17 (c)	685	697,524
JPMorgan Chase Bank, NA, 6.00%, 10/01/17	250	294,487
Novus USA Trust, Series 2013-1, 1.59%, 2/28/14 (a)(b)	1,000	1,000,000
NYSE Euronext, 2.00%, 10/05/17	475	485,623
Tiers Trust, Series 2012-01, 2.04%, 5/12/14 (a)(b)	740	740,925

		14,507,124

Diversified Telecommunication Services — 0.7%
AT&T Inc., 0.90%, 2/12/16	1,040	1,039,295

Electric Utilities — 2.4%
Indiana Michigan Power Co., 5.05%, 11/15/14	900	957,608
Oncor Electric Delivery Co. LLC, 6.38%, 1/15/15	540	591,004
Progress Energy, Inc., 5.63%, 1/15/16	1,000	1,124,741
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)	926	971,666

		3,645,019

Electrical Equipment — 0.3%
Roper Industries, Inc., 1.85%, 11/15/17	407	410,330

Electronic Equipment, Instruments & Components — 0.3%
Corning, Inc., 1.45%, 11/15/17	100	100,423
Jabil Circuit, Inc., 7.75%, 7/15/16	354	407,543

		507,966

Energy Equipment & Services — 0.6%
SESI LLC, 6.88%, 6/01/14	348	348,104
Transocean, Inc.:
4.95%, 11/15/15	430	465,254
2.50%, 10/15/17	155	156,961

		970,319

Health Care Equipment & Supplies — 0.3%
Boston Scientific Corp., 6.25%, 11/15/15	425	476,649

Health Care Providers & Services — 0.8%
Aetna, Inc., 1.50%, 11/15/17	185	185,445
Coventry Health Care, Inc., 6.13%, 1/15/15	670	724,358
WellPoint, Inc., 1.25%, 9/10/15	306	308,530

		1,218,333

Hotels, Restaurants & Leisure — 0.4%
Carnival Corp., 1.88%, 12/15/17	604	605,890

Independent Power Producers & Energy Traders — 0.1%
TransAlta Corp., 5.75%, 12/15/13	170	175,771

Industrial Conglomerates — 0.7%
Eaton Corp., 1.50%, 11/02/17 (a)	540	541,549

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	31

Schedule of Investments (continued)	Series S Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Industrial Conglomerates (concluded)
Pentair Finance SA:
1.35%, 12/01/15 (a)	$400	$400,561
1.88%, 9/15/17 (a)	79	79,000

		1,021,110

Insurance — 3.2%
American International Group, Inc.:
4.88%, 9/15/16	55	61,205
5.85%, 1/16/18	1,250	1,463,270
Lincoln National Corp., 4.30%, 6/15/15 (c)	810	867,349
Marsh & McLennan Cos., Inc., 2.30%, 4/01/17	1,000	1,025,484
Pacific Life Global Funding, 5.15%, 4/15/13 (a)(c)	280	280,440
Principal Financial Group, Inc., 1.85%, 11/15/17	230	232,394
XL Group Plc, 5.25%, 9/15/14 (c)	850	896,855

		4,826,997

IT Services — 0.6%
Computer Sciences Corp., 2.50%, 9/15/15	345	354,309
The Western Union Co., 2.38%, 12/10/15	500	508,872

		863,181

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 5.50%, 9/14/15	155	171,319

Machinery — 0.3%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14 (c)	430	467,262

Media — 4.3%
Comcast Cable Communications LLC, 8.88%, 5/01/17	1,000	1,289,956
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.13%, 2/15/16 (c)	1,400	1,469,469
The Interpublic Group of Cos., Inc.:
6.25%, 11/15/14	1,010	1,083,225
2.25%, 11/15/17	247	246,943
News America, Inc., 7.25%, 5/18/18	1,000	1,263,686
Time Warner Cable, Inc., 6.75%, 7/01/18	355	436,853
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	650	692,250

		6,482,382

Metals & Mining — 4.2%
Anglo American Capital Plc, 9.38%, 4/08/14 (a)(c)	1,200	1,295,495
Corp Nacional del Cobre de Chile, 4.75%, 10/15/14 (a)(c)	620	652,405
Freeport-McMoRan Copper & Gold, Inc.:
1.40%, 2/13/15	335	337,426
2.38%, 3/15/18 (a)	150	150,627

Corporate Bonds	Par (000)	Value

Metals & Mining (concluded)
Rio Tinto Finance USA Ltd.:
8.95%, 5/01/14 (c)	$910	$989,982
1.88%, 11/02/15	510	522,971
Xstrata Finance Canada Ltd.:
2.85%, 11/10/14 (a)(c)	380	389,458
1.80%, 10/23/15 (a)	650	657,387
2.45%, 10/25/17 (a)(c)	1,300	1,317,698

		6,313,449

Multi-Utilities — 0.3%
CenterPoint Energy, Inc., Series B, 6.85%, 6/01/15	375	421,382

Oil, Gas & Consumable Fuels — 4.2%
Enterprise Products Operating LLC, 9.75%, 1/31/14 (c)	1,695	1,821,144
Murphy Oil Corp., 2.50%, 12/01/17	681	683,825
ONEOK Partners LP, 2.00%, 10/01/17	165	166,740
Petrohawk Energy Corp., 7.25%, 8/15/18 (c)	630	704,935
Pioneer Natural Resources Co., 5.88%, 7/15/16	1,290	1,458,855
Southeast Supply Header LLC, 4.85%, 8/15/14 (a)	410	428,812
Tennessee Gas Pipeline Co. LLC, 8.00%, 2/01/16	640	756,613
Texas Eastern Transmission LP, 6.00%, 9/15/17 (a)	270	318,220

		6,339,144

Pharmaceuticals — 3.8%
Actavis, Inc., 1.88%, 10/01/17	260	263,032
Mylan, Inc.:
7.63%, 7/15/17 (a)	2,500	2,779,125
6.00%, 11/15/18 (a)	1,000	1,098,091
Takeda Pharmaceutical Co. Ltd., 1.63%, 3/17/17 (a)(c)	1,360	1,378,224
Zoetis, Inc., 1.15%, 2/01/16 (a)	250	250,666

		5,769,138

Professional Services — 0.2%
Experian Finance Plc, 2.38%, 6/15/17 (a)(c)	290	295,708

Real Estate Investment Trusts (REITs) — 2.8%
Health Care REIT, Inc., 4.70%, 9/15/17	1,250	1,401,214
ProLogis LP, 4.00%, 1/15/18	1,400	1,501,588
Simon Property Group LP, 1.50%, 2/01/18 (a)	750	747,383
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18	575	578,258

		4,228,443

Road & Rail — 1.5%
Asciano Finance Ltd., 3.13%, 9/23/15 (a)	885	911,795

See Notes to Financial Statements.

32	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Schedule of Investments (continued)	Series S Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Road & Rail (concluded)
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.13%, 5/11/15 (a)	$818	$846,374
3.38%, 3/15/18 (a)	515	535,732

		2,293,901

Semiconductors & Semiconductor Equipment — 0.9%
Analog Devices, Inc., 5.00%, 7/01/14	545	574,709
TSMC Global Ltd., 1.63%, 4/03/18 (a)	850	847,161

		1,421,870

Specialty Retail — 0.2%
AutoZone, Inc., 5.50%, 11/15/15	305	340,391

Tobacco — 3.3%
Altria Group, Inc., 9.70%, 11/10/18	1,000	1,391,669
BAT International Finance Plc:
1.40%, 6/05/15 (a)	650	657,732
2.13%, 6/07/17 (a)	350	360,493
Imperial Tobacco Finance Plc, 2.05%, 2/11/18 (a)	555	558,485
Lorillard Tobacco Co., 2.30%, 8/21/17	1,250	1,260,143
Reynolds American, Inc.:
1.05%, 10/30/15	250	250,088
7.63%, 6/01/16	400	476,392

		4,955,002

Wireless Telecommunication Services — 1.9%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (d)	1,410	1,410,705
CC Holdings GS V LLC, 2.38%, 12/15/17 (a)	100	100,647
SBA Tower Trust, 4.25%, 4/15/40 (a)	255	269,825
Vodafone Group Plc, 0.90%, 2/19/16	1,170	1,167,215

		2,948,392

Total Corporate Bonds — 64.3%		97,221,675

Foreign Agency Obligations

Achmea Hypotheekbank NV, 3.20%, 11/03/14 (a)	1,010	1,052,218
Eksportfinans ASA, 3.00%, 11/17/14	460	457,700
Petrobras International Finance Co., 3.88%, 1/27/16	380	397,665

Total Foreign Agency Obligations — 1.3%		1,907,583

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 2.9%
Arkle Master Issuer Plc, Series 2010-2A, Class 1A1, 1.69%, 5/17/60 (a)(b)	487	489,136
Arran Residential Mortgages Funding Plc, Series 2011-1A, Class A2C, 1.74%, 11/19/47 (a)(b)	960	975,084
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 3.09%, 10/25/34 (b)	141	137,859
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 0.94%, 11/25/34 (b)	8	8,268

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 2.83%, 5/20/34 (b)	$232	$227,307
Holmes Master Issuer Plc:
Series 2011-3A, Class A2, 1.85%, 10/21/54 (a)(b)	327	332,365
Series 2011-3X, Class A2, 1.85%, 10/15/54 (b)	460	467,548
Series 2012-1X, Class A2, 1.95%, 10/15/54 (b)	1,030	1,051,182
Lanark Master Issuer Plc, Series 2012-2A, Class 1A, 1.69%, 12/22/54 (a)(b)	470	480,349
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.71%, 6/25/34 (b)	226	233,272

		4,402,370

Commercial Mortgage-Backed Securities — 24.6%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class A3, 5.45%, 1/15/49	770	787,516
Series 2007-3, Class A2, 5.59%, 6/10/49 (b)	52	51,559
Series 2007-5, Class A3, 5.62%, 2/10/51	1,120	1,156,613
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2003-2, Class A4, 5.06%, 3/11/41 (b)	1,375	1,384,289
Series 2003-2, Class B, 5.18%, 3/11/41 (b)	940	960,196
Series 2005-3, Class A2, 4.50%, 7/10/43	142	141,914
Bear Stearns Commercial Mortgage Securities, Series 05-PWR8, Class A4 4.67%, 6/11/41	2,730	2,916,800
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49	79	79,813
Commercial Mortgage Pass-Through Certificates:
Series 2007-C4, Class A3, 5.76%, 9/15/39 (b)	1,930	2,017,786
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (b)	1,033	1,094,351
Series 2008-C1, Class A2, 6.02%, 2/15/41 (b)	355	362,710
Series 2010-C1, Class A1, 3.16%, 7/10/46 (a)	683	716,100
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class A4, 4.83%, 11/15/37	970	1,023,066
Del Coronado Trust, Series 2013-HDC, Class A, 1.00%, 3/15/26 (a)(b)	325	325,000
Deutsche Bank ReREMIC Trust:
Series 2011-C32, Class A3A, 5.73%, 6/17/49 (a)(b)	1,045	1,203,630
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)	651	652,278
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2, 5.42%, 12/10/49	569	568,250
GMAC Commercial Mortgage Securities, Inc., Series 2004-C2, Class A4, 5.30%, 8/10/38 (b)	880	922,512

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	33

Schedule of Investments (continued)	Series S Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class A4, 5.87%, 7/10/38 (b)	$1,200	$1,354,763
Series 2007-GG9, Class A4, 5.44%, 3/10/39	950	1,082,899
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-C2, Class A3, 5.21%, 4/15/14 (b)	745	771,734
Series 2004-C3, Class A5, 4.88%, 1/15/42	540	571,037
Series 2004-LN2, Class A2, 5.12%, 7/15/41	610	638,487
Series 2005-LDP3, Class A4A, 4.94%, 8/15/42 (b)	620	669,982
Series 2007-LD12, Class A2, 5.83%, 2/15/51	285	292,146
LB-UBS Commercial Mortgage Trust:
Series 2004-C7, Class A6, 4.79%, 10/15/14 (b)	370	389,014
Series 2005-C2, Class A5 5.15%, 4/15/30 (b)	450	486,368
Series 2005-C5, Class A4, 4.95%, 9/15/30	790	852,464
Series 2005-C5, Class AAB, 4.93%, 9/15/30	1,058	1,059,273
Series 2007-C1, Class A4, 5.42%, 2/15/40	580	660,895
Series 2007-C2, Class A2, 5.30%, 2/15/40	92	92,336
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A4, 4.75%, 5/12/15 (b)	500	532,677
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4, 5.81%, 12/12/49	720	839,791
Morgan Stanley Capital I, Inc.:
Series 2003-IQ6, Class A4, 4.97%, 12/15/41	2,276	2,314,914
Series 2005-HQ7, Class A4, 5.21%, 11/14/42 (b)	800	872,353
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A4, 6.39%, 7/15/33	8	7,990
Morgan Stanley ReREMIC Trust:
Series 2009-GG10, Class A4A, 5.79%, 8/12/45 (a)(b)	510	585,981
Series 2010-GG10, Class A4A, 5.79%, 8/15/45 (a)(b)	510	585,981
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)	459	463,158
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)	907	918,733

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
Motel 6 Trust:
Series 2012-MTL6, Class A1, 1.50%, 10/05/25 (a)	$200	$200,852
Series 2012-MTL6, Class A2, 1.95%, 10/05/25 (a)	885	886,983
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)	349	345,121
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C23, Class A4, 5.42%, 1/15/45 (b)	1,399	1,531,264
Series 2006-C28, Class A2, 5.50%, 10/15/48	241	243,931
Series 2007-C33, Class A4, 5.93%, 2/15/51 (b)	570	653,438
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)	431	431,557
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2, 3.79%, 2/15/44 (a)	480	515,817

		37,216,322

Interest Only Commercial Mortgage-Backed Securities — 0.4%
Commercial Mortgage Pass-Through Certificates, Series 2012-CR2, Class XA, 1.97%, 8/15/45 (b)	1,121	141,108
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class XA, 2.28%, 11/15/45 (a)(b)	3,396	480,325

		621,433

Total Non-Agency Mortgage-Backed Securities — 27.9%		42,240,125

Taxable Municipal Bonds

Citizens Property Insurance Corp. RB, Series A3, 1.86%, 6/01/13 (b)	625	626,675
State of California GO:
5.10%, 8/01/14	105	108,506
3.95%, 11/01/15	175	189,865
State of California Various Purposes GO, 5.65%, 4/01/39	535	536,958

Total Taxable Municipal Bonds — 1.0%		1,462,004

See Notes to Financial Statements.

34	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Schedule of Investments (continued)	Series S Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value

Collateralized Mortgage Obligations — 1.5%
Freddie Mac:
Series 3986, Class M, 4.50%, 9/15/41	$680	$758,848
Series 3959, Class MA, 4.50%, 11/15/41	784	856,294
Ginnie Mae:
Series 2006-3, Class B, 5.09%, 1/16/37 (b)	192	199,629
Series 2006-68, Class B, 5.16%, 6/16/31 (b)	388	391,971

		2,206,742

Commercial Mortgage-Backed Securities — 0.3%
Freddie Mac Multi-Family Structured
Pass-Through Certificates:
Series K003, Class A1, 2.23%, 7/25/13	51	50,620
Series K003, Class A2, 3.61%, 6/25/14	420	426,925

		477,545

Interest Only Commercial Mortgage-Backed Securities — 0.3%
Freddie Mac:
Series K021, Class X1, 1.51%, 6/25/22 (b)	2,206	243,764
Series K710, Class X1, 1.78%, 5/25/19 (b)	2,903	269,822

		513,586

Mortgage-Backed Securities — 9.4%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27-4/01/28 (c)(g)	4,825	5,007,789
3.00%, 4/01/28 (g)	3,000	3,154,102
5.00%, 7/01/19-7/01/25 (c)	3,038	3,284,570
Freddie Mac Mortgage-Backed Securities:
5.00%, 1/01/19-9/01/21 (c)	1,386	1,485,431
5.50%, 5/01/22 (c)	1,217	1,327,896

		14,259,788

Total U.S. Government Sponsored Agency Securities — 11.5%		17,457,661

U.S. Treasury Obligations	Par (000)	Value

U.S. Treasury Notes:
1.88%, 4/30/14	$4,000	$4,072,968
0.25%, 10/15/15	650	648,933
0.38%, 2/15/16-3/15/16	3,339	3,341,087

Total U.S. Treasury Obligations — 5.3%		8,062,988

Total Long-Term Investments Cost — $184,416,912) — 122.8%		185,800,762

Short-Term Securities	Shares

Dreyfus Treasury Prime, 0.00% (h)	10,270,854	10,270,854

Total Short-Term Securities (Cost — $10,270,854) — 6.8%		10,270,854

Options Purchased

(Cost — $154,212) — 0.0%		78,203

Total Investments Before TBA Sale Commitments and Options Written (Cost — $194,841,978) — 129.6%		196,149,819

TBA Sale Commitments (g)	Par (000)

Fannie Mae Mortgage-Backed Securities, 2.50%, 4/01/28	$400	(414,939)

Total TBA Sale Commitments (Proceeds — $413,723) — (0.3)%		(414,939)

Options Written

(Premiums Received — $ 128,050) — (0.0)%		(77,403)

Total Investments Net of TBA Sale Commitments and Options Written — 129.3% 195,657,477
Liabilities in Excess of Other Assets — (29.3)%		(44,353,773)

Net Assets — 100.0%		$151,303,704

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Convertible security.
(e)	All or a portion of security has been pledged as collateral in connection with swaps.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Deutsche Bank AG	$(414,939)	$(1,219)
Goldman Sachs Group, Inc.	$3,154,102	$(1,055)
Morgan Stanley	$3,371,367	$1,904

(h)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	35

Schedule of Investments (continued)	Series S Portfolio

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of March 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest

Barclays Plc	0.35%	9/19/12	Open	$1,631,719	$1,634,796
Credit Suisse Group AG	0.35%	12/17/12	Open	335,700	336,039
Credit Suisse Group AG	0.35%	12/17/12	Open	364,325	364,693
Credit Suisse Group AG	0.35%	12/17/12	Open	434,837	435,277
Credit Suisse Group AG	0.35%	12/17/12	Open	481,950	482,437
Credit Suisse Group AG	0.35%	12/17/12	Open	488,000	488,493
Credit Suisse Group AG	0.35%	12/17/12	Open	527,437	527,971
Credit Suisse Group AG	0.35%	12/17/12	Open	635,500	636,143
Credit Suisse Group AG	0.35%	12/17/12	Open	655,988	656,651
Credit Suisse Group AG	0.35%	12/17/12	Open	659,313	659,979
Credit Suisse Group AG	0.35%	12/17/12	Open	715,700	716,424
Credit Suisse Group AG	0.35%	12/17/12	Open	812,025	812,846
Credit Suisse Group AG	0.35%	12/17/12	Open	846,813	847,669
Credit Suisse Group AG	0.35%	12/17/12	Open	1,006,688	1,007,705
Credit Suisse Group AG	0.35%	12/17/12	Open	1,015,050	1,016,076
Credit Suisse Group AG	0.35%	12/17/12	Open	1,194,375	1,195,583
Credit Suisse Group AG	0.35%	12/17/12	Open	1,377,250	1,378,643
Credit Suisse Group AG	0.35%	12/17/12	Open	1,970,438	1,972,430
BNP Paribas SA	0.34%	1/10/13	Open	3,690,000	3,692,823
UBS AG	0.32%	1/15/13	Open	272,300	272,499
UBS AG	0.35%	1/15/13	Open	441,000	441,294
UBS AG	0.35%	1/15/13	Open	678,150	678,644
UBS AG	0.35%	1/15/13	Open	1,312,400	1,313,357
Barclays Plc	0.35%	2/07/13	Open	281,354	281,497
Barclays Plc	0.35%	2/07/13	Open	339,981	340,153
Barclays Plc	0.35%	2/07/13	Open	934,301	934,774
Barclays Plc	0.35%	2/07/13	Open	1,278,225	1,278,871
Morgan Stanley	0.32%	2/11/13	4/11/13	7,723,207	7,727,188
Credit Suisse Group AG	0.35%	2/11/13	Open	763,075	763,439
BNP Paribas SA	0.33%	2/12/13	Open	2,252,000	2,252,990

Total				$35,119,101	$35,147,384

—	Financial futures contracts as of March 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation/ (Depreciation)

424	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2013	$93,472,125	$43,442
(290)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2013	$(35,975,859)	(85,579)
(29)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2013	$(3,827,547)	(17,753)

Total					$(59,890)

See Notes to Financial Statements.

36	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Schedule of Investments (continued)	Series S Portfolio

—	Over-the-counter interest rate swaptions purchased as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value

5-Year Interest Rate Swap	Citigroup, Inc.	Call	1.16%	Receive	3-month LIBOR	7/11/13	$6,500	$54,785
5-Year Interest Rate Swap	Citigroup, Inc.	Put	1.16%	Pay	3-month LIBOR	7/11/13	$6,500	23,418

Total	$78,203

—	Over-the-counter interest rate swaptions written as of March 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value

5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.00%	Pay	3-month LIBOR	7/11/14	$6,500	$(25,467)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.00%	Receive	3-month LIBOR	7/11/14	$6,500	(51,936)

Total	$(77,403)

—	Credit default swaps - buy protection outstanding as of March 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

Avnet, Inc.	1.00%	Barclays Plc	3/20/18	$ 600	$ (2,425)
CA Technologies	1.00%	Barclays Plc	3/20/18	$ 190	(2,637)
Computer Sciences Corp.	5.00%	Credit Suisse Group AG	3/20/18	$ 410	(5,863)
Quest Diagnostics, Inc.	1.00%	JPMorgan Chase & Co.	3/20/18	$ 600	(1,108)
Staples, Inc.	1.00%	Goldman Sachs Group, Inc.	3/20/18	$ 600	(19,823)
Tyson Foods, Inc.	1.00%	Goldman Sachs Group, Inc.	3/20/18	$ 600	(3,696)

Total					$(35,552)

—	Interest rate swaps outstanding as of March 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

0.43%[1]	3-month LIBOR	Credit Suisse Group AG	8/03/14	$4,000	$ (3,599)
0.43%[1]	3-month LIBOR	Deutsche Bank AG	8/03/14	$4,000	(3,898)
0.39%[1]	3-month LIBOR	Deutsche Bank AG	10/11/14	$7,700	(9,018)

Total					$(16,515)

[1]	Fund pays the fixed rate and receives the floating rate.

—	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	37

Schedule of Investments (continued)	Series S Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$17,448,726	–	$17,448,726
Corporate Bonds	–	94,070,045	$3,151,630	97,221,675
Foreign Agency Obligations	–	1,907,583	–	1,907,583
Non-Agency Mortgage-Backed Securities	–	41,895,004	345,121	42,240,125
Taxable Municipal Bonds	–	1,462,004	–	1,462,004
U.S. Government Sponsored Agency Securities	–	17,457,661	–	17,457,661
U.S. Treasury Obligations	–	8,062,988	–	8,062,988
Short-Term Securities	$10,270,854	–	–	10,270,854
Options Purchased:
Interest Rate Contracts	–	78,203	–	78,203
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(414,939)	–	(414,939)

Total	$10,270,854	$181,967,275	$3,496,751	$195,734,880

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$43,442	–	–	$43,442
Liabilities:
Credit contracts	–	$(35,552)	–	(35,552)
Interest rate contracts	(103,332)	(93,918)	–	(197,250)

Total	$(59,890)	$(129,470)	–	$(189,360)

[1]  Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,675,048	–	–	$1,675,048
Cash pledged as collateral for financial futures contracts	139,000	–	–	139,000
Cash pledged as collateral for reverse repurchase agreements	266,000	–	–	266,000
Liabilities:
Reverse repurchase agreements	–	$(35,119,101)	–	(35,119,101)

Total	$2,080,048	$(35,119,101)	–	$(33,039,053)

There were no transfers between Level 1 and Level 2 during the year ended March 31, 2013.

See Notes to Financial Statements.

38	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Schedule of Investments (concluded)	Series S Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of March 31, 2012	$1,166,395	–	–	$1,166,395
Transfers into Level 3[2]	–	–	–	–
Transfers out of Level 3[2]	(1,166,395)	–	–	(1,166,395)
Accrued discounts/premiums		$(5,861)	$37	(5,824)
Net realized gain (loss)	–	–	320	320
Net change in unrealized appreciation/depreciation[3]		(21,146)	7,955	(13,191)
Purchases		3,178,637	364,097	3,542,734
Sales	–	–	(27,288)	(27,288)

Closing Balance, as of March 31, 2013	–	$3,151,630	$345,121	$3,496,751

[2]	Transfers into and transfers out of Level 3 represent the value as of the beginning of the reporting period.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of March 31, 2013 was $(13,191).

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	39

Statements of Assets and Liabilities

March 31, 2013	Series C Portfolio	Series M Portfolio	Series P Portfolio	Series S Portfolio

Assets

Investments at value – unaffiliated[1]	$377,039,140	$577,766,547	–	$196,149,819
Investments at value – affiliated[2]	–	–	$1,801,700	–
Cash	99,062	–	5,490,890	1,675,048
Cash pledged as collateral for reverse repurchase agreements	–	–	–	266,000
Cash pledged as collateral for financial futures contracts	566,000	794,000	–	139,000
Cash pledged as collateral for swap contracts	30,000	–	–	–
Variation margin receivable	10,688	155,357	–	42,374
Investments sold receivable	425,834	10,013,894	–	–
TBA sale commitments receivable	–	141,643,226	–	413,723
Swap premiums paid	126,366	3,627	–	105,523
Unrealized appreciation on swaps	305,859	424,653	–	–
Capital shares sold receivable	1,312,742	959,239	294,214	501,425
Interest receivable	4,350,701	839,464	–	1,342,005
Receivable from Manager	29,708	40,851	60,966	15,761
Principal paydown receivable	–	11,900	–	–
Deferred offering costs	–	–	53,182	–
Dividends receivable – affiliated	–	–	554	–
Prepaid expenses	21,723	21,547	1,502	14,695

Total assets	384,317,823	732,674,305	7,703,008	200,665,373

Liabilities

Bank overdraft	–	210,282	–	–
Options written at value[3]	73,672	–	–	77,403
TBA sale commitments at value[4]	–	141,892,500	–	414,939
Reverse repurchase agreements	10,379,294	–	–	35,119,101
Variation margin payable	61,531	–	–	–
Investments purchased payable	980,694	319,874,556	23,000	12,882,647
Swap premiums received	438,226	14,284	–	59,021
Unrealized depreciation on swaps	178,506	398,382	7,034	52,067
Interest expense payable	2,908	–	–	28,283
Income dividends payable	1,286,230	710,133	–	351,027
Capital shares redeemed payable	2,141,115	1,581,425	–	270,594
Professional fees payable	56,087	52,628	54,483	55,374
Officer’s and Trustees’ fees payable	8,596	8,324	2,003	7,512
Offering costs payable	–	–	54,679	–
Other accrued expenses payable	67,408	76,988	2,983	43,701

Total liabilities	15,674,267	464,819,502	144,182	49,361,669

Net Assets	$368,643,556	$267,854,803	$7,558,826	$151,303,704

Net Assets Consist of

Paid-in capital	$338,538,896	$264,815,666	$7,587,192	$149,185,196
Undistributed (distributions in excess of) net investment income	(51,901)	116,682	–	(189,526)
Accumulated net realized gain (loss)	1,938,940	(1,747,479)	(21,332)	1,062,719
Net unrealized appreciation/depreciation	28,217,621	4,669,934	(7,034)	1,245,315

Net Assets	$368,643,556	$267,854,803	$7,558,826	$151,303,704

Net Asset Value

Shares outstanding[5]	33,666,694	27,087,328	758,734	15,096,186

Net asset value	$10.95	$9.89	$9.96	$10.02

[1] Investments at cost – unaffiliated	$348,898,296	$572,633,304	–	$194,841,978
[2] Investments at cost – affiliated	–	–	$1,801,700	–
[3] Premiums received	$136,500	–	–	$128,050
[4] Proceeds from TBA sale commitments	–	$141,643,226	–	$413,723
[5] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

40	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Statements of Operations

Period Ended March 31, 2013	Series C Portfolio	Series M Portfolio	Series P Portfolio[1]	Series S Portfolio

Investment Income

Interest	$16,597,659	$6,168,966	–	$4,843,638
Dividends – unaffiliated	37	93	–	88
Dividends – affiliated	–	–	$554	–

Total income	16,597,696	6,169,059	554	4,843,726

Expenses

Transfer agent	136,213	135,577	1,298	35,238
Administration	90,148	74,733	429	39,192
Professional	66,528	59,464	54,483	57,704
Registration	43,618	34,029	–	28,878
Printing	28,899	23,273	495	11,195
Officer and Trustees	25,422	24,012	2,003	20,690
Custodian	24,213	52,823	106	23,396
Organization and offering	–	–	3,497	–
Miscellaneous	53,975	28,227	1,001	52,801

Total expenses excluding interest expense	469,016	432,138	63,312	269,094
Interest expense[2]	42,974	10,288	–	188,086

Total expenses	511,990	442,426	63,312	457,180
Less expenses reimbursed by Manager	(469,016)	(432,138)	(63,312)	(269,094)

Total expenses after fees reimbursed	42,974	10,288	–	188,086

Net investment income	16,554,722	6,158,771	554	4,655,640

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	10,942,744	9,062,031	–	1,768,495
Options written	(564,746)	–	–	–
Financial futures contracts	1,690,296	2,548,955	–	8,338
Swaps	(1,008,592)	(82,082)	(23,000)	(109,365)

	11,059,702	11,528,904	(23,000)	1,667,468

Net change in unrealized appreciation/depreciation on:
Investments	1,794,385	(1,937,482)	–	(401,799)
Options written	1,033,592	–	–	50,647
Financial futures contracts	342,597	789,110	–	(97,067)
Swaps	492,009	26,271	(7,034)	(92,684)

	3,662,583	(1,122,101)	(7,034)	(540,903)

Total realized and unrealized gain (loss)	14,722,285	10,406,803	(30,034)	1,126,565

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,277,007	$16,565,574	$(29,480)	$5,782,205

1 Commencement of operations on March 20, 2013.

2 See Note 6 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	41

Statements of Changes in Net Assets

	Series C Portfolio		Series M Portfolio
	Year Ended March 31,		Year Ended March 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012
Operations
Net investment income	$16,554,722	$16,041,624	$6,158,771	$8,801,652
Net realized gain	11,059,702	3,713,817	11,528,904	35,492,947
Net change in unrealized appreciation/depreciation	3,662,583	11,536,312	(1,122,101)	(740,600)

Net increase in net assets resulting from operations	31,277,007	31,291,753	16,565,574	43,553,999

Dividends and Distributions to Shareholders From[1]
Net investment income	(16,488,525)	(15,881,065)	(9,058,560)	(8,598,580)
Net realized gain	–	–	(25,265,982)	–

Decrease in net assets resulting from dividends and distributions to shareholders	(16,488,525)	(15,881,065)	(34,324,542)	(8,598,580)

Capital Share Transactions
Shares sold	128,351,467	87,361,353	63,989,012	67,867,248
Shares issued in reinvestment of dividends and distributions	–	1,746	–	1,019
Shares redeemed	(116,491,455)	(75,613,246)	(96,551,693)	(97,991,984)

Net increase (decrease) in net assets derived from capital share transactions	11,860,012	11,749,853	(32,562,681)	(30,123,717)

Net Assets
Total increase (decrease) in net assets	26,648,494	27,160,541	(50,321,649)	4,831,702
Beginning of year	341,995,062	314,834,521	318,176,452	313,344,750

End of year	$368,643,556	$341,995,062	$267,854,803	$318,176,452

Undistributed (distributions in excess of) net investment income	$(51,901)	$(80,171)	$116,682	$252,507

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

42	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Statements of Changes in Net Assets (concluded)

	Series P Portfolio	Series S Portfolio
	Period March 20, 2013[1] to March 31,	Year Ended March 31,
Increase (Decrease) in Net Assets:	2013	2013	2012
Operations
Net investment income	$554	$4,655,640	$4,527,820
Net realized gain (loss)	(23,000)	1,667,468	1,541,017
Net change in unrealized appreciation/depreciation	(7,034)	(540,903)	133,934

Net increase (decrease) in net assets resulting from operations	(29,480)	5,782,205	6,202,771

Dividends and Distributions to Shareholders From[2]
Net investment income	–	(4,595,381)	(4,995,165)
Net realized gain	–	(1,130,528)	(826,742)

Decrease in net assets resulting from dividends and distributions to shareholders	–	(5,725,909)	(5,821,907)

Capital Share Transactions
Shares sold	7,588,306	74,019,069	50,122,795
Shares issued in reinvestment of dividends and distributions	–	–	15,360
Shares redeemed	–	(58,312,868)	(92,890,941)

Net increase (decrease) in net assets derived from capital share transactions	7,588,306	15,706,201	(42,752,786)

Net Assets
Total increase (decrease) in net assets	7,558,826	15,762,497	(42,371,922)
Beginning of period	–	135,541,207	177,913,129

End of period	$7,558,826	$151,303,704	$135,541,207

Undistributed (distributions in excess of) net investment income	$–	$(189,526)	$(454,134)

[1]	Commencement of operations.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	43

Statement of Cash Flows

Year Ended March 31, 2013	Series S Portfolio
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$5,782,205
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in dividends receivable	1
Decrease in interest receivable	294,313
Increase in prepaid expenses	(2,599)
Increase in variation margin receivable	(42,374)
Decrease in receivable from Manager	6,241
Increase in cash pledged as collateral for financial futures contracts	(46,000)
Increase in cash pledged as collateral for reverse repurchase agreements	(151,000)
Decrease in TBA sale commitments receivable	9,035,684
Increase in swap premiums paid	(105,523)
Decrease in variation margin payable	(6,658)
Decrease in TBA sale commitments at value	(9,066,061)
Increase in interest expense payable	4,317
Decrease in other affiliates payable	(8,451)
Increase in professional fees payable	55,374
Increase in Officer’s and Trustees’ fees payable	252
Decrease in other accrued expenses payable	(14,125)
Increase in swap premiums received	18,129
Net realized and unrealized loss on investments and options written	(1,197,401)
Premiums received from options written	128,050
Amortization of premium and accretion of discount on investments	1,771,836
Proceeds from sales and paydowns of long-term investments	263,436,184
Purchases of long-term investments	(243,901,730)
Net purchase of short-term securities	(7,434,482)

Cash provided by operating activities	18,556,182

Cash Used for Financing Activities
Net change in reverse repurchase agreements	(26,131,160)
Proceeds from shares sold	74,050,194
Shares redeemed	(58,981,761)
Cash dividends paid to shareholders	(5,829,052)

Cash used for financing activities	(16,891,779)

Cash
Net increase in cash	1,664,403
Cash at beginning of year	10,645

Cash at end of year	$1,675,048

Non-Cash Financing Activities
Cash paid during the year for interest	$183,769

See Notes to Financial Statements.

44	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Financial Highlights

	Series C Portfolio
	Year Ended March 31,				Period October 1, 2008 to March 31, 2009		Year Ended September 30, 2008

	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$10.53	$10.04	$9.81	$8.74	$8.48		$9.79
Net investment income[1]	0.47	0.52	0.53	0.53	0.26		0.58
Net realized and unrealized gain (loss)	0.42	0.48	0.22	1.07	0.26		(1.31)
Net increase (decrease) from investment operations	0.89	1.00	0.75	1.60	0.52		(0.73)
Dividends from net investment income[2]	(0.47)	(0.51)	(0.52)	(0.53)	(0.26)		(0.58)
Net asset value, end of period	$10.95	$10.53	$10.04	$9.81	$8.74		$8.48

Total Investment Return[3]
Based on net asset value	8.53%	10.20%	7.73%	18.68%	6.17%	[4]	(8.02)%

Ratios to Average Net Assets
Total expenses	0.13%	0.14%	0.14%	0.14%	0.25%	[5]	0.67%
Total expenses after fees reimbursed	0.01%	0.01%	0.00%	0.00%	0.09%	[5]	0.55%
Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%	0.00%	0.00%	0.00%	[5]	0.00%
Net investment income	4.31%	5.02%	5.24%	5.64%	5.96%	[5]	5.96%

Supplemental Data
Net assets, end of period (000)	$368,644	$341,995	$314,835	$364,790	$352,930		$380,706
Portfolio turnover	51%	41%	55%	51%	16%		51%

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	45

Financial Highlights

	Series M Portfolio
	Year Ended March 31,				Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008
	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$10.52	$9.44	$9.21	$8.66	$9.33	$9.73
Net investment income[1]	0.21	0.28	0.29	0.38	0.26	0.51
Net realized and unrealized gain (loss)	0.35	1.07	0.26	0.55	(0.52)	(0.39)
Net increase (decrease) from investment operations	0.56	1.35	0.55	0.93	(0.26)	0.12
Dividends and distributions from:[2]
Net investment income	(0.31)	(0.27)	(0.32)	(0.38)	(0.26)	(0.52)
Net realized gain	(0.88)	–	–	–	(0.15)	–
Total dividends and distributions	(1.19)	(0.27)	(0.32)	(0.38)	(0.41)	(0.52)
Net asset value, end of period	$9.89	$10.52	$9.44	$9.21	$8.66	$9.33

Total Investment Return[3]
Based on net asset value	5.33%	14.46%	5.91%	11.11%	(2.61)%[4]	1.12%

Ratios to Average Net Assets
Total expenses.	0.14%	0.13%	0.12%	0.13%	0.17% [5]	0.12%
Total expenses after fees reimbursed.	0.00%	0.00%	0.00%	0.00%	0.00% [5]	0.01%
Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%	0.00%	0.00%	0.00% [5]	0.00%
Net investment income	2.00%	2.76%	3.04%	4.27%	6.14% [5]	5.29%

Supplemental Data
Net assets, end of period (000)	$267,855	$318,176	$313,345	$360,903	$349,221	$414,290
Portfolio turnover	798% [6]	523% [7]	301% [8]	178% [9]	21% [10]	197% [11]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 518%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 88%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 92%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 19%.
[11]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 33%.

See Notes to Financial Statements.

46	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Financial Highlights

Series P Portfolio
Period March 20, 2013[1] to March 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.00 [3]
Net realized and unrealized loss	(0.04)
Net decrease from investment operations	(0.04)
Net asset value, end of period	$9.96

Total Investment Return[4,5]
Based on net asset value	(0.40)%

Ratios to Average Net Assets[6,7]
Total expenses[8]	41.03%
Total expenses after fees reimbursed	0.00%
Net investment income	0.38%

Supplemental Data
Net assets, end of period (000)	$7,559
Portfolio turnover	0%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
[7]	Annualized.
[8]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 43.36%.

See Notes to Financial Statements.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	47

Financial Highlights

	Series S Portfolio

					Period October 1, 2008 to March 31,		Year Ended September 30,
	Year Ended March 31,

	2013	2012	2011	2010	2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$10.03	$10.01	$10.14	$9.74	$9.75		$9.79
Net investment income[1]	0.35	0.29	0.29	0.37	0.14		0.42
Net realized and unrealized gain (loss)	0.09	0.10	0.08	0.46	0.09		(0.04)
Net increase from investment operations	0.44	0.39	0.37	0.83	0.23		0.38
Dividends and distributions from:[2]
Net investment income	(0.35)	(0.32)	(0.31)	(0.38)	(0.14)		(0.42)
Net realized gain	(0.10)	(0.05)	(0.19)	(0.05)	(0.10)		–
Total dividends and distributions	(0.45)	(0.37)	(0.50)	(0.43)	(0.24)		(0.42)
Net asset value, end of period	$10.02	$10.03	$10.01	$10.14	$9.74		$9.75

Total Investment Return[3]
Based on net asset value	4.47%	4.03%	3.73%	8.68%	2.44%	[4]	3.98%

Ratios to Average Net Assets
Total expenses	0.35%	0.23%	0.18%	0.19%	0.31%	[5]	0.33%
Total expenses after fees reimbursed	0.14%	0.05%	0.03%	0.01%	0.00%	[5]	0.00%
Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%	0.00%	0.00%	0.00%	[5]	0.00%
Net investment income	3.59%	2.90%	2.93%	3.65%	2.79%	[5]	4.27%

Supplemental Data
Net assets, end of period (000)	$151,304	$135,541	$177,913	$142,984	$87,109		$59,843
Portfolio turnover	123% [6]	192% [7]	131% [8]	117% [9]	22%		71% [10]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 120%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 121%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 114%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 69%.

See Notes to Financial Statements.

48	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock Allocation Target Shares: Series C Portfolio (formerly BlackRock Bond Allocation Target Shares: Series C Portfolio) (“Series C”), BlackRock Allocation Target Shares: Series M Portfolio (formerly BlackRock Bond Allocation Target Shares: Series M Portfolio) (“Series M”), BlackRock Allocation Target Shares: Series P Portfolio (“Series P”) and BlackRock Allocation Target Shares: Series S Portfolio (formerly BlackRock Bond Allocation Target Shares: Series S Portfolio) (“Series S”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Shares of the Funds are offered to separate account clients of the investment advisor or certain of its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegates, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	49

Notes to Financial Statements (continued)

and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may have to subsequently reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

50	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Notes to Financial Statements (continued)

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’, except Series P, US federal tax returns remains open for each of the four periods ended March 31, 2013. The statutes of

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	51

Notes to Financial Statements (continued)

limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Series P adopted the disclosure provisions on offsetting during the current reporting period. The disclosures required have been included for Series P derivative financial instruments in Note 2. Management is evaluating the impact of this guidance on the Series C, Series M and Series S financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of Series P were expensed by Series P and reimbursed by the Manager. The Manager reimbursed Series P $2,000 which is included in expenses reimbursed by Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk or interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates

(interest rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

52	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Notes to Financial Statements (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Statements of Assets and Liabilities and amortized over the term of the swap. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. Unlike a bilateral swap agreement, for centrally cleared swaps, the Funds have no credit exposure to the counterparty as the CCP stands between the Funds and the counterparty. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps – Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Total return swaps – The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps – The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	53

Notes to Financial Statements (continued)

perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds and not the counterparty to perform. With exchange traded purchased options and futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearing house stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded futures and options and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, US bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

Series P has adopted the new disclosure requirements on offsetting in the following two tables.

At March 31, 2013, Series P derivative assets and liabilities (by type) on a gross basis are as follows:

		Series P
	Assets		Liabilities
Derivative Financial Instruments:
Swaps	–		$7,034
Total gross amount of derivative assets and liabilities in the Statements of Assets and Liabilities	–		7,034
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	–		–
Total gross amount of assets and liabilities subject to a MNA	–		$7,034

54	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Notes to Financial Statements (continued)

The following table presents Series P derivative liabilities net of amounts available for offset under a MNA and net of the related collateral pledged by Series P as of March 31, 2013:

	Series P

		Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to a MNA
Counterparty	Gross Amount of Liabilities Subject to a MNA by Counterparty	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

Barclays Bank Plc	$7,034	–	–	–	$7,034[1]

Total	$7,034	–	–	–	$7,034

[1]	Net amount represents the net amount payable due to the counterparty in the event of default.

Derivative Financial Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Financial Instruments as of March 31, 2013

	Asset Derivatives

		Series C	Series M	Series S

	Statements of Assets and Liabilities Location		Value

Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on swaps; Swap premiums paid; Investments at value[2]	$327,896	$510,623	$121,645
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	314,243	–	105,523

Total		$642,139	$510,623	$227,168

	Liability Derivatives

		Series C	Series M	Series P	Series S

	Statements of Assets and Liabilities Location		Value

Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized depreciation on swaps; Swap premiums received; Options written at value	$278,553	$735,315	$(7,034)	$197,250
Credit contracts	Unrealized depreciation on swaps; Swap premiums received	608,092	–	–	94,573

Total		$886,645	$735,315	$(7,034)	$291,823

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended March 31, 2013

	Net Realized Gain (Loss) From

	Series C	Series M	Series P	Series S

Interest rate contracts:
Financial futures contracts	$1,690,296	$2,548,955	–	$8,338
Swaps	(1,014,486)	(82,082)	$(23,000)	(32,839)
Options[3]	(757,771)	–	–	2,680
Credit contracts:
Swaps	5,894	–	–	(76,526)
Total	$(76,067)	$2,466,873	$(23,000)	$(98,347)

	Net Change in Unrealized Appreciation/Depreciation on

	Series C	Series M	Series P	Series S

Interest rate contracts:
Financial futures contracts	$342,597	$789,110	–	$(97,067)
Swaps	482,094	26,271	$(7,034)	(16,515)
Options[3]	1,007,588	–	–	(25,362)
Credit contracts:
Swaps	9,915	–	–	(76,169)
Total	$1,842,194	$815,381	$(7,034)	$(215,113)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	55

Notes to Financial Statements (continued)

For the year ended March 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Series C	Series M	Series P	Series S
Financial futures contracts:
Average number of contracts purchased	315	866	–	178
Average number of contracts sold.	69	647	–	179
Average notional value of contracts purchased	$45,228,609	$174,378,732	–	$39,112,094
Average notional value of contracts sold	$11,536,543	$86,957,793	–	$22,354,408
Options:
Average number of option contracts purchased	1	–	–	10	[1]
Average notional value of option contracts purchased	$6,311,000	–	–	$2,478,125	[1]
Average number of swaption contracts purchased	6	–	–	2
Average number of swaption contracts written	5	–	–	2
Average notional value of swaption contracts purchased	$40,162,500	–	–	$9,750,000
Average notional value of swaption contracts written	$32,400,000	–	–	$9,750,000
Credit default swaps:
Average number of contracts - buy protection	10	–	–	5
Average number of contracts - sell protection	4	–	–	1
Average notional value - buy protection	$13,051,750	–	–	$2,825,000
Average notional value - sell protection	$7,962,500	–	–	$500,000
Interest rate swaps:
Average number of contracts - pays fixed rate	6	3	1	2
Average number of contracts - receives fixed rate	4	2	–	–
Average notional value - pays fixed rate	$17,675,000	$82,440,000	$1,750,000	$10,625,000
Average notional value - receives fixed rate.	$8,250,000	$42,850,000	–	–
Total return swaps:
Average number of contracts	–	3	–	1
Average notional value	–	$988,000	–	$594,002

[1]	Average contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager receives no advisory fee from the Trust under the Investment Advisory Agreement.

The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, excluding interest expense, dividend expense, income tax expense and acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of business. This agreement has no fixed term. Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts.

56ach Fund has entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended March 31, 2013, were as follows:

	Purchases	Sales
Series C	$167,607,402	$152,049,176
Series M	$4,897,913,305	$4,839,282,814
Series P	$1,801,700	–
Series S	$205,086,347	$239,085,208
Purchases and sales of US government securities for the year ended March 31, 2013, were as follows:
	Purchases	Sales
Series C	$37,558,313	$44,846,628
Series M	$85,852,591	$94,126,148
Series S	$30,715,824	$22,700,397
Purchases and sales of mortgage dollar rolls for the year ended March 31, 2013, were as follows:
	Purchases	Sales
Series M	$1,729,634,895	$1,731,668,590
Series S	$5,665,031	$5,670,490

56	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Notes to Financial Statements (continued)

Transactions in options written for the year ended March 31, 2013, were as follows:

	Series C

	Calls			Puts

	Cont- racts	Notional (000)	Premiums Received	Cont- racts	Notional (000)	Premiums Received

Outstanding options, beginning of year	–	$14,700	$746,160	–	$29,700	$919,860
Options written	174	23,300	419,448	174	23,300	501,093
Options expired	–	–	–	(78)	(5,100)	(201,923)
Options closed	(174)	(38,000)	(1,165,608)	(96)	(40,900)	(1,082,530)

Outstanding options, end of year	–	–	–	–	$7,000	$136,500

	Series S

	Calls		Puts

	Notional	Premiums	Notional	Premiums
	(000)	Received	(000)	Received

Outstanding options, beginning of year	–	–	–	–
Options written	$6,500	$45,500	$6,500	$82,550

Outstanding options, end of year	$6,500	$45,500	$6,500	$82,550

5. Income Tax Information:

US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of March 31, 2013 attributable to the accounting for swap agreements, net paydown losses, nonshareholder capital contributions and fees received on trade settlements were reclassified to the following accounts:

	Paid-in capital	Undistributed (distributions in excess of) net investment income	Accumulated net realized gain (loss)

Series C	–	$(37,927)	$37,927
Series M	–	$2,763,964	$(2,763,964)
Series P	$(1,114)	$(554)	1,668
Series S	–	$204,349	$(204,349)

The tax character of distributions paid during the fiscal years ended March 31, 2013 and March 31, 2012 was as follows:

	Series C	Series M	Series S

Ordinary income
3/31/13	$16,488,525	$16,214,111	$5,107,777
3/31/12	$15,881,065	$8,598,580	$5,775,177
Long-term capital gain
3/31/13	–	18,110,431	618,132
3/31/12	–	–	46,730

Total
3/31/13	$16,488,525	$34,324,542	$5,725,909
3/31/12	$15,881,065	$8,598,580	$5,821,907

As of March 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

	Series C	Series M	Series P	Series S

Undistributed ordinary income	–	$95,876	–	$559,221
Undistributed long-term capital gains	$1,850,345	258,487	–	244,609
Capital loss carryforwards	–	–	$(21,332)	–
Net unrealized gains[1]	28,254,315	4,930,849	(7,034)	1,314,678
Qualified late year losses[2]	–	(2,246,075)	–	–

Total	$30,104,660	$3,039,137	$(28,366)	$2,118,508

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and options contracts and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending March 31, 2014.

As of March 31, 2013, Series P had capital loss carryforward available to offset future realized capital gains of $21,332. This capital loss has no expiration date.

During the year ended March 31,2013, Series C utilized $6,939,969 of its capital loss carryforward.

As of March 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Series C	Series M	Series P	Series S

Tax cost	$348,948,020	$572,633,501	$1,801,700	$194,841,978

Gross unrealized appreciation	$28,846,647	$6,323,717	–	$1,968,260
Gross unrealized depreciation	(755,527)	(1,190,671)	–	(660,419)

Net unrealized appreciation	$28,091,120	$5,133,046	–	$1,307,841

6. Borrowings:

For the year ended March 31, 2013, the average amount of transactions considered as borrowings from reverse repurchase agreements, and the daily weighted average interest rates, were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate

Series C	$14,283,694	0.28%
Series M	$10,420,578	(0.60)%
Series S	$54,974,077	0.34%

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	57

Notes to Financial Statements (continued)

share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on its net assets as of October 31, 2012. The Funds did not borrow under the credit agreement during the year ended March 31, 2013.

7. Concentration, Market and Credit Risk:

Series M and Series S invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8. Capital Share Transactions:

Transactions in capital shares were as follows:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Series C	Year Ended March 31, 2013	Year Ended March 31, 2012

Shares sold	11,852,998	8,435,080
Shares issued in reinvestment of dividends	–	172
Shares redeemed	(10,666,893)	(7,326,417)

Net increase	1,186,105	1,108,835

Series M

Shares sold	6,085,681	6,644,809
Shares issued in reinvestment of dividends	–	106
Shares redeemed	(9,252,533)	(9,597,936)

Net decrease	(3,166,852)	(2,953,021)

Series P	Period March 20, 2013[1] to March 31, 2013

Shares sold	758,734 [2]

Net increase	758,734

58	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Notes to Financial Statements (concluded)

Series S	Year Ended March 31, 2013	Year Ended March 31, 2012

Shares sold	7,368,708	4,995,583
Shares issued in reinvestment of dividends and distributions	–	1,527
Shares redeemed	(5,787,678)	(9,262,421)

Net increase (decrease)	1,581,030	(4,265,311)

[1]	Commencement of operations.
[2]	At March 31, 2013, 25,000 shares of Series P were owned by affiliates.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ the financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 25, 2013, the credit agreement was terminated and a new agreement was entered into. The Funds became a party to a 364-day, $800 million credit agreement, which expires in April 2014. Excluding commitments designated for a certain individual fund, the Funds can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Allocation Target Shares and Shareholders of BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series P Portfolio and BlackRock Allocation Target Shares: Series S Portfolio (collectively, the “Portfolios”) as of March 31, 2013, and the related statements of operations for the year then ended for BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series M Portfolio and BlackRock Allocation Target Shares: Series S Portfolio and for the period March 20, 2013 (commencement of operations) through March 31, 2013 for BlackRock Allocation Target Shares: Series P Portfolio, the statements of changes in net assets for each of the two years in the period then ended for BlackRock Allocation Target Shares: C Portfolio, BlackRock Allocation Target Shares: Series M Portfolio and BlackRock Allocation Target Shares: Series S Portfolio and for the period March 20, 2013 (commencement of operations) through March 31, 2013 for BlackRock Allocation Target Shares: Series P Portfolio, the statement of cash flows for BlackRock Allocation Target Shares: Series S Portfolio for the year then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Allocation Target Shares: Series C Portfolio, BlackRock Allocation Target Shares: Series M Portfolio, BlackRock Allocation Target Shares: Series S Portfolio and BlackRock Allocation Target Shares: Series P Portfolio as of March 31, 2013, the results of their operations, the changes in their net assets, the cash flows for BlackRock Allocation Target Shares: Series S Portfolio and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 24, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds for the fiscal year ended March 31, 2013:

Interest Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[1]
	April 2012 - December 2012	January 2013 - March 2013
Series C	84.72%	100.00%
Series M	97.84%	100.00%
Series S	82.21%	100.00%

Federal Obligation Interest[2]
April 2012 - March 2013
Series M	1.74%
Series S	1.17%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
[2]

The law varies in each state as to whether and what percentage of ordinary income distributions is eligible for exemption from state income tax. We recommend that you consult your tax advisor to determine if any portion of the distributions you received are exempt from state income tax.

Additionally, Series M and Series S distributed long-term capital gains of $0.627241 and $0.052137 per share to shareholders of record on December 11, 2013.

60	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2004	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2005	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2004	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	28 RICs consisting of 84 Portfolios	None

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	61

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1]  Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]  Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 281 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2004	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	28 RICs consisting of 84 Portfolios	BlackRock

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 281 Portfolios	None

[3]  Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

62	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013	63

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

64	BLACKROCK ALLOCATION TARGET SHARES	MARCH 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

Series C Portfolio	$38,363	$38,100	$0	$0	$15,100	$14,600	$0	$0
Series M Portfolio	$34,763	$34,500	$0	$0	$15,100	$14,600	$0	$0
Series P Portfolio	$38,100	N/A	$0	N/A	$15,100	N/A	$0	N/A
Series S Portfolio	$38,363	$38,100	$0	$0	$15,100	$14,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

2

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

Series C Portfolio	$15,100	$14,600
Series M Portfolio	$15,100	$14,600
Series P Portfolio	$15,100	N/A
Series S Portfolio	$15,100	$14,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to

3

paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: June 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: June 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date: June 3, 2013

5